[Final]


[Translation]






               SECURITIES REGISTRATION STATEMENT
                         for NAV Sale



                   Annual Securities Report

                       (the Fourth Term)
                    From:  October 1, 1997
                    To:  September 30, 1998



        AMENDMENT TO SECURITIES REGISTRATION STATEMENT











                PUTNAM DIVERSIFIED INCOME TRUST


                                                       [Final]

[Translation]






               SECURITIES REGISTRATION STATEMENT
                         for NAV Sale















                PUTNAM DIVERSIFIED INCOME TRUST


               SECURITIES REGISTRATION STATEMENT

To:  Director of Kanto Local Finance Bureau

                              Filing Date
                              of SRS:   February 5, 1999

Name of the Registrant Trust:      PUTNAM DIVERSIFIED INCOME TRUST

Name of Trustees:                  George Putnam
                                   William F. Pounds
                                   John A. Hill
                                   Jameson A. Baxter
                                   Hans H. Estin
                                   Ronald J. Jackson
                                   Paul L. Joskow
                                   Elizabeth T. Kennan
                                   Lawrence J. Lasser
                                   John H. Mullin, III
                                   Robert E. Patterson
                                   Donald S. Perkins
                                   George Putnam, III
                                   A.J.C. Smith
                                   W. Thomas Stephens
                                   W. Nicholas Thorndike

Address of Principal Office:                 One Post Office Square
                                             Boston, Massachusetts 02109
                                             U.S.A.

Name and Title of Registration Agent:        Harume Nakano
                                             Attorney-at-Law
                                             Signature [Harume Nakano]
                                                       (Seal)

                                             Ken Miura
                                             Attorney-at-Law
                                             Signature [Ken Miura]
                                                       (Seal)

Address or Place of Business:                Kasumigaseki Building, 25th Floor
                                             2-5, Kasumigaseki 3-chome
                                             Chiyoda-ku, Tokyo

Name of Liaison Contact:                     Harume Nakano
                                             Ken Miura
                                             Attorneys-at-Law

Place of Liaison Contact:                    Hamada & Matsumoto
                                             Kasumigaseki Building, 25th Floor
                                             2-5, Kasumigaseki 3-chome
                                             Chiyoda-ku, Tokyo

Phone Number:                                03-3580-3377

                            - ii -



           Public Offering or Sale for Registration

Name of the Fund Making Public          PUTNAM DIVERSIFIED INCOME TRUST
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of             Up to 1 billion Class M Shares
Foreign Investment Fund Securities       Up to the total amount obtained by
to be Publicly Offered or Sold:          aggregating the respective net
                                         asset value per Class M Share in
                                         respect of 1 billion Class M Shares
                                         (The Maximum amount expected to be
                                         sold is 11.46 billion U.S. dollars
                                         (approximately yen1,326 billion)).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=yen115.70 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 1998.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M
     Share as of the end of December, 1998 (U.S.$11.46) by 1 billion Class M Shares for convenience.



      Places where a copy of this Securities Registration
         Statement is available for Public Inspection


                        Not applicable.


     (Total number of pages of this Securities Registration
                   Statement in Japanese is
             [  ] including front and back pages.)





                        C O N T E N T S

                                                Japanese  This
                                                OriginalEnglish
                                                      Translation


PART I.   INFORMATION CONCERNING SECURITIES         1      1


PART II.  INFORMATION CONCERNING ISSUER             4      6

I.   DESCRIPTION OF THE FUND                        4      6

II.  OUTLINE OF THE TRUST                           4      6

III. OUTLINE OF THE OTHER RELATED COMPANIES         4      6

IV.  FINANCIAL CONDITION OF THE FUND                4      6

V.   SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT FUND SECURITIES             4      6

VI.  MISCELLANEOUS                                  4      6


PART III. SPECIAL INFORMATION                       6      8

I.   OUTLINE OF THE SYSTEM OF INVESTMENT
     TRUSTS IN MASSACHUSETTS                        6      8

II.  FINANCIAL CONDITIONS OF THE INVESTMENT
     MANAGEMENT COMPANY                            12     15

III. FORM OF FOREIGN INVESTMENT
     FUND SECURITIES                               12     15

PART I.  INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:              PUTNAM DIVERSIFIED INCOME TRUST
                              (hereinafter referred to as the "Fund")

2. NATURE OF FOREIGN          Four classes of shares (Class A shares,
   INVESTMENT FUND SECU-      Class B shares, Class M shares and Class Y
   RITIES CERTIFICATES:       shares)
                              Registered share certificate without par value
                              In Japan, Class M shares (hereinafter referred to as the "Shares") are for public offering.
                              No rating has been acquired.

3. NUMBER OF SHARES TO        Up to 1 billion Shares
   BE OFFERED FOR SALE
   (IN JAPAN)

4. TOTAL AMOUNT OF            Up to the total amount obtained by aggregating
   OFFERING PRICE:            the respective net asset value
                              per Share in respect of 1
                              billion Shares
                              (The maximum amount expected to be
                              sold is 11.46 billion U.S.
                              dollars (approximately yen1,326
                              billion)).

    Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of the end of December, 1998 ($11.46) by the number of Shares to be offered (1 billion).

    Note 2: Dollar amount is translated for convenience at the rate of $1.00=yen115.70 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December,
          1998).  The same applies hereinafter.

    Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5. ISSUE PRICE:               The Net Asset Value per Share next
                              calculated on a Fund Business
                              Day after the application for
                              purchase is received by the
                              Fund.

    Note:A "Fund Business Day" means a day on which the New
          York Stock Exchange is open for business.

6. SALES CHARGE:              Subscription charge applicable
                              in Japan shall be 3.25% of the
                              Net Asset Value.  (0.25% of the
                              Net Asset Value divided by (1-
                              0.0325) and rounded to the
                              nearest in the three decimal
                              places shall be retained by
                              Putnam Mutual Funds Corp. as the
                              Fund's Principal Underwriter.)

7. MINIMUM AMOUNT OR          The minimum amount for purchase of
   NUMBER OF SHARES           Shares is 300 shares and in integral
   FOR SUBSCRIPTION:          multiples of 10 shares.

8. PERIOD OF SUBSCRIPTION:    From: 22th February, 1999 (Monday)
                              To: 21st February, 2000 (Monday)
                              Provided that the subscription
                              is handled only on a Fund
                              Business Day and a business day
                              when securities companies are
                              open for business in Japan.

9.  DEPOSIT FOR SUBSCRIPTION: None.

10. PLACE OF SUBSCRIPTION:    Yamatane Securities Co., Ltd.
                              (hereinafter referred to as
                              "Yamatane" or "Distributor")
                              7-12, Nihonbashi-Kabuto-cho,
                              Chuo-ku, Tokyo
                              Shineiishino Securities Co., Ltd.
                              1-3, Onogaradori 6-chome, Chuo-ku,
                              Kobe-shi, Hyogo Prefecture
                              The Sakura Bank, Limited
                              3-1, Kudanminami 1-chome,
                              Chiyoda-ku, Tokyo
    Note:The subscription is handled at the head office and the branch offices in Japan of each of the above-mentioned companies.

11. DATE AND PLACE:           Investors shall pay the Issue Price and Sales
    OF PAYMENT:               Charge to Yamatane within 4 business
                              days in Japan from the day when
                              Yamatane confirms the execution
                              of the order (the "Trade Day")
                              (see page [22] of the Annual
                              Securities Report set forth
                              below).
                              The total issue price for each
                              Application Day will be
                              transferred by Yamatane to the
                              account of the Fund at Putnam
                              Fiduciary Trust Company, the
                              transfer agent, within 4 Fund
                              Business Days (hereinafter
                              referred to as "Payment Date")
                              from (and including) the
                              Application Day.

12.  OUTLINE OF UNDERWRITING, ETC.:
(A) Yamatane undertakes to make a public offering of Shares in accordance with an agreement dated 19th May, 1997 with Putnam Mutual Funds Corp. in connection with the sale of the Shares in Japan.
(B) During the public offering period, Yamatane will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Sales Handling Companies (the "Sales Handling Companies") to the Fund.
    Note:Sales Handling Company means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, act as agent for a distributor for subscription or redemption of units of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.
(C)  The Fund has appointed Yamatane as the Agent Company in
     Japan.
    Note:"The Agent Company" shall mean a financial institution which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and the Distributor or Sales Handling Companies rendering such other services.

13.  MISCELLANEOUS:
(A)  Method of Subscription:
          Distributor or Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts ("Account Contract") and the investors submit to the Distributor or Sales Handling Company an application for requesting the opening of a transactions account under the Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Distributor or Sales Handling Company.
          The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as transfer agent for the Fund by Yamatane on the Payment Date.
(B)  PERFORMANCE INFORMATION
          The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Of course, the fund's past performance is not an indication of future performance.

     Calendar year total returns for class A shares    (Class
     A shares are not sold in Japan.)

 30%
 25%
 20%               23.62%
 15%                             15.86%        18.92%
 10%                      $12.27                      8.84%  8.14%
  5%  5.13%  4.98%
  0%                                                                -1.90%
 -5%                                     -5.59%
-10%
      1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

          Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 6.95% (quarter ending 3/31/91) and the lowest return for a quarter was -5.27% (quarter ending 9/30/98).

     Average Annual Total Returns (for periods ending
     12/31/98)
                         Past 1 year   Past 5      Past 10
                                       years       years
   Class M                 -5.30%       4.35%       8.01%
   Lehman Brothers          8.69%       7.27%       9.26%
  Aggregate Bond Index
   Solomon Non-U.S.        17.79%       8.26%       8.79%
  World Government Bond
  Index
   First Boston High        0.58%       8.16%       10.74%
  Yield Index

     Unlike the bar chart, this performance information reflects the impact of the current maximum initial sales charges. The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, composed of securities from Lehman Brothers Government / Corporate Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index; the Solomon Non-U.S. World Government Bond Index, a market capitalization weighted benchmark that tracks the performance of government bond markets tracked by the Solomon Brothers World Government Bond Index, excluding the United States; and the First Boston High Yield Index an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

(C)  FEES AND EXPENSES
          This table summarizes the fees and expenses investors may pay if they invest in the fund. Expenses are based on the fund's last fiscal year.

     Shareholder Fees
                                                      Class M
                                                      Shares
     Maximum Sales Charge (Load) Imposed on            3.25%
     Purchases
     (as a percentage of the offering price)
     Maximum Deferred Sales Charge (Load) (as a        NONE
     percentage of the original purchase price or redemption proceeds, whichever is lower)

     Annual Operating Expenses (expenses that are deducted
     from fund assets)
              Management  Distribution    Other     Total Annual
                                                        Fund
     Class M     0.53%        0.50%       0.19%        1.22%

(D)  EXAMPLE
          This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the fund for the time periods shown and then redeem all shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.
                1 year       3 years     5 years      10 years
     Class M     $445         $700         $974        $1,754

(E)  Offerings other than in Japan:
          Shares are simultaneously offered in the United
     States of America.
PART II.  INFORMATION CONCERNING ISSUER

I.   DESCRIPTION OF THE FUND
     The description in this item is same as the description in I. DESCRIPTION OF THE FUND of the Securities Report set forth below (the Securities Report mentioned below, from page 1 to page 32)

II.  OUTLINE OF THE TRUST
     The description in this item is same as the description in II. OUTLINE OF THE TRUST of the Securities Report set forth below (Ditto, from page 33 to page 67)

III. OUTLINE OF THE OTHER RELATED COMPANIES
     The description in this item is same as the description in III. OUTLINE OF THE OTHER RELATED COMPANIES of the
     Securities Report set forth below (Ditto, from page 68 to page 69)

IV.  FINANCIAL CONDITIONS OF THE FUND
     The description in this item is same as the description in IV. FINANCIAL CONDITIONS OF THE FUND of the Securities
     Report set forth below (Ditto, from page 70 to page 183)

V. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES
     The description in this item is same as the description in V. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES of the Securities Report set forth below (Ditto, page
     207)

VI.  MISCELLANEOUS
 (1) The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of MOF.
          June 30, 1998:   Semi-annual Report (during the Fourth term)
                           Amendment to Securities Registration Statement
          July 1, 1998:    Amendment to Semi-annual Report
          August 4, 1998:  Securities Registration Statement
          August 13, 1998: Amendment to Securities Registration Statement December 1, 1998:Amendment to Securities Registration Statement
(2) The ornamental design is used in cover page of the Japanese Prospectus.
(3)  The following must be set forth in the Prospectus.
     Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of
     Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV. Finanacial Condition of the Fund" in Part II,
     Information on the Issuer, of the SRS.
(4)  Summarized Preliminary Prospectus will be used.
     Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document
     (Summarized Preliminary Prospectus) as set forth at Item
     1.(1)(b), of Article 12 of the Ordinance Concerning the
     Disclosure of the Content, etc. of the Specified
     Securities.
        (a) The content of the summarized Preliminary
        Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mails in envelopes) or at newspapers, magazines and other books.
        (b) The layout, quality of papers, printing colour, design etc. of the Summarized Preliminary Prospectus may vary etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.
        (c) For information of the Fund's achievements, the changes of the total net asset value, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years and the likes, the achievements of past distributions, the continuous changes of sum of the net asset value and the achievements of past distributions, may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen and the latest information available at anytime after the filing of the Securities Registration Statement and the same information represented in the form of tables or graphs may be set forth. Further, Account
        Contract and the associated bylaws in relation to the subscription and payment, etc., of the Distributor or Sales Handling companies may be presented.
        (d) An example of dividend receivable corresponding to a certain amount of purchase may be mentioned on the basis of historical performance of the Fund. Such amount of dividend and purchase may be converted to Japanese yen and may be described as well.
        (e) An example of delivery amount corresponding to a certain number of shares applied may be mentioned on the basis of the historical Net Asset Value. Such amount of delivery may be converted to Japanese yen and may be described as well.

PART III. SPECIAL INFORMATION


I.   OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN
     MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.   Massachusetts Business Trusts

     A.   General Information

          Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

          Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

     B.   Shareholder Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.  United States Investment Company Laws and Enforcement

     A.   General

          In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

          1.   Investment Company Act of 1940

               The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

          2.   Securities Act of 1933

               The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities.
          The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

          3.   Securities Exchange Act of 1934

               The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

          4.   The Internal Revenue Code

               An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

          5.   Other laws

               The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

     B.   Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

          1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933
          Act, and the 1934 Act, among others, to the Fund.
          The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

          2.   State authorities typically have broad
          authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

     C.   Offering Shares to the Public

          An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

     D.   Ongoing Requirements

          Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

          1.   Updating its prospectus if it becomes
          materially inaccurate or misleading;

          2.   Annual update of its registration statement;

          3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

          4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

          5.   Maintenance of a code of ethics; and

          6.   Periodic board review of certain fund
          transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

     The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

     The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.  Share Information

     A.   Valuation

          Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

     B.   Redemption

          Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

     C.   Transfer agency

          The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.   Shareholder Information, Rights and Procedures for the
Exercise of Such Rights

     A.   Voting Rights

          Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

     B.   Dividends

          Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

     C.   Dissolution

          Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

     D.   Transferability

          Shares of a fund are typically transferable without restriction.

     E.   Right to Inspection

          Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.  U.S. Tax Matters

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such, regardless of how long a shareholder has held shares in the Fund.
Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

     Distributions from capital gains are made after applying any available capital loss carryovers.

     The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund".

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.
Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally will be effective for payment made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these new regulations.

     Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan"on page 38 of the Annual Report.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

     A.   Investment Company

          Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

     B.   Investment Adviser/Administrator

          The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

     C.   Underwriter

          An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940
     Act, the 1933 Act, the 1934 Act, and state laws.

     D.   Transfer Agent

          A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

     E.   Custodian

          A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.



II.  FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY

     The description in this item is same as the description in II. FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT
     COMPANY of the Securities Report set forth below (Ditto, from page 184 to page 208)


III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

     Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

     (1)  Front

     a.   Name of the Fund
     b.   Number of shares represented
     c.   Signatures of the Chairman and Transfer Agent
     d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

     (2)  Back

     a.   Space for endorsement
     b.   Description concerning delegation of transfer agency


                                                       [Final]

[Translation]









                   Annual Securities Report

                       (the Fourth Term)
                    From:  October 1, 1997
                    To:  September 30, 1998















                PUTNAM DIVERSIFIED INCOME TRUST


                   Annual Securities Report

                       (the Fourth Term)
                    From:  October 1, 1997
                    To:  September 30, 1998

To: Director of Kanto Local Finance Bureau
                             Filing Date of SRS: February 5, 1999

Name of the Registrant Trust:      PUTNAM DIVERSIFIED INCOME TRUST

Name of Trustees:                  George Putnam
                                   William F. Pounds
                                   John A. Hill
                                   Jameson A. Baxter
                                   Hans H. Estin
                                   Ronald J. Jackson
                                   Paul L. Joskow
                                   Elizabeth T. Kennan
                                   Lawrence J. Lasser
                                   John H. Mullin, III
                                   Robert E. Patterson
                                   Donald S. Perkins
                                   George Putnam, III
                                   A.J.C. Smith
                                   W. Thomas Stephens
                                   W. Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U.S.A.

Name and Title of Registration Agent:        Harume Nakano
                                             Attorney-at-Law
                                             Signature [Harume Nakano]
                                                      (Seal)

                                             Ken Miura
                                             Attorney-at-Law
                                             Signature [Ken Miura]
                                                      (Seal)

Address or Place of Business:                Kasumigaseki Building, 25th Floor
                                             2-5, Kasumigaseki 3-chome
                                             Chiyoda-ku, Tokyo

Name of Liaison Contact:                     Harume Nakano
                                             Ken Miura
                                             Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                                03-3580-3377

                            - ii -



     Places where a copy of this Annual Securities Report is available for Public Inspection


                        Not applicable.


  (Total number of pages of this Annual Securities Report in
                          Japanese is
             106 including front and back pages.)





                        C O N T E N T S

                                                Japanese  This
                                                OriginalEnglish
                                                      Translation


I.   DESCRIPTION OF THE FUND                        1      1

     l.   GENERAL INFORMATION                       1      1

     2.   INVESTMENT POLICY                         6      7

     3.   MANAGEMENT STRUCTURE                     12     15

     4.   INFORMATION CONCERNING THE EXERCISE
          OF RIGHTS BY SHAREHOLDERS, ETC.          21     29

     5.   STATUS OF INVESTMENT FUND                24     33

II.  OUTLINE OF THE TRUST                          28     37

III. OUTLINE OF THE OTHER RELATED COMPANIES        59     72

IV.  FINANCIAL CONDITION OF THE FUND               61     74

V.   FINANCIAL CONDITIONS OF THE INVESTMENT
     MANAGEMENT COMPANY                           184     80

VI.  SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT FUND SECURITIES           209     81

VII. REFERENCE INFORMATION                        209     81


           Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = yen115.70 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 1998.

           Note 2:   In this report, money amounts and
           percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

           Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.





I.   DESCRIPTION OF THE FUND

1.   GENERAL INFORMATION
(A)  Outline of Laws Regulating the Fund in the Jurisdiction
     Where Established:
     (1)  Name of the Fund:   Putnam Diversified Income Trust
     (the "Fund")
     (2)  Form of the Fund
          Putnam Diversified Income Trust is a Massachusetts business trust organized on August 11, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
          The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into any series. Only the Fund's class M shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.
          Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, shareholders would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders' shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may at any time, establish one, which could apply to both present and future shareholders.
          YEAR 2000 ISSUES. The fund could be adversely affected if the computer systems used by Putnam Management and the fund's other service providers do not properly process and calculate the date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.
     (3)  Governing Laws
          The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.
          The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:
               a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts Chapter 182 provides in part as follows:
               A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.
               A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.
               Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.
          b.   Investment Company Act of 1940
               The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.
          c.   Securities Act of 1933
               The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.
          d.   Securities Exchange Act of 1934
               The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.
          e.   The Internal Revenue Code of 1986
               The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
          f.   Other laws
               The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.
 (B) Outline of the Supervisory Authorities
          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.
               a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.
               b.   State authorities typically have broad
          authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.
 (C) Objectives and Basic Nature of the Fund:
     GOAL

     The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.
     MAIN INVESTMENT STRATEGIES-MULTI-SECTOR FIXED-INCOME
     SECURITIES
     Under normal market conditions, the fund will invest mostly in bonds and other debt securities, and, to a lesser degree, preferred stocks. These investments are commonly known as fixed-income securities. The fund invests in the following three sectors of the fixed-income securities markets:

     U.S. GOVERNMENT AND INVESTMENT GRADE SECTOR: consisting primarily of debt obligations of the U.S. government, its agencies and instrumentalities,
     HIGH YIELD SECTOR: consisting of high-yielding, lower-rated, higher risk U.S. and non-U.S.fixed-income securities, and
     INTERNATIONAL SECTOR: consisting of obligations of non-U.S.governments, their agencies and instrumentalities, and other fixed-income securities denominated in non-U.S.currencies.

     MAIN RISKS

     The main risks that could adversely affect the value of this fund's shares and the total return on your investment include
     *The risk that movements in the securities markets will reduce the value of the fund's investments. The value of the fund's debt investments are particularly likely to fall if interest rates rise. Interest rate risk is highest for investments with long maturities.
     *The risk that the companies whose debt the fund purchases will fail to make timely payments of interest and principal. This credit risk is higher for corporate debt than for U.S. Government debt and is higher still for debt of below investment-grade quality. BECAUSE THE FUND INVESTS SUBSTANTIALLY IN JUNK BONDS THIS RISK IS HEIGHTENED FOR THE FUND. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND
     *The risk that mortgages underlying the fund's investments in mortgage-backed securities may be prepaid. This might force the fund to reinvest the proceeds from prepayments in investments offering a lower yield. With respect to these investments, the fund therefore might not benefit from any increase in value as a result of declining interest rates. Similarly, rising interest rates may cause prepayments to fall. This would effectively extend the fund's maturity and increase its interest rate risk at times when that is least desirable-during periods of rising interest rates.
     *The risk of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.

     You can lose money by investing in the fund. The fund may not achieve its goals, and is not intended as a complete investment program. An investment in the fund is NOT a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 (D) History of the Fund:
     August 11, 1988:
                              Organization of the Fund as a
                              Massachusetts business trust.
                              Adoption of the Agreement and
                              Declaration of Trust.
   September 7, 1988:
                              Adoption of the Amended and
                              Restated Agreement and
                              Declaration of Trust.
(E)  Affiliated Companies of the Fund:
          Names and related business of the affiliated companies of the Fund are as follows:
          (1) Putnam Investment Management, Inc. ("Investment Management Company") renders investment management services to the Fund.
          (2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.
          (3)  Putnam Mutual Funds Corp. ("Principal
          Underwriter") engages in providing marketing services to the Fund.
          (4) Yamatane Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                      Related Companies of the Fund

                                  Trust
                     Putnam Diversified Income Trust

                                 Trustees
                    (Agreement and Declaration of Trust)
                                                                   Investor
     Distribution                                   Custodian      Servicing
     Agreement                                      Agreement      Agreement

                                                            Custodian
     Principal                                              Investor
     Underwriter                                            Servicing Agent

     Putnam Mutual                                      Putnam Fiduciary
     Funds Corp.                                        Trust Company

    (acts as distributor)                               (acts as custodian and
                                                        investor servicing
                                                        agent of the fund)

     Japan Dealer
     Sales Agreement

                        Agent Company                      Management Contract
                        Agreement

          Distributor in Japan                             Investment
          Agent Company                                    Management Company

       Yamatane Securities Co., Ltd.        Putnam Investment Management, Inc.

       (forwarding of sales in Japan        (acts as investment management of
       and rendering of service as          the Fund and investment advisor
       agent company)                       concerning the Fund's assets)

2.   INVESTMENT POLICY
(A)  Basic Policy for Investment and Objectives of Investment:

     The Fund's main investment strategies and related risks.

     Any investment carries with it some level of risk that generally reflects its potential for reward. The fund pursues its goal of high current income by investing mainly in fixed-income securities in the following three sectors;

     U.S. GOVERNMENT AND INVESTMENT GRADE SECTOR: INCLUDES

     -    U.S. GOVERNMENT SECURITIES: U.S. TREASURY BILLS,
     NOTES AND BONDS; MORTGAGE PARTICIPATION CERTIFICATES
     GUARANTEED BY THE GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION ("GINNIE MAE"), FEDERAL HOUSING
     ADMINISTRATION DEBENTURES, FEDERAL NATIONAL MORTGAGE
     ASSOCIATION ("FANNIE MAE") BONDS AND FEDERAL HOME LOAN
     BANK DEBT, WHICH ARE ALSO KNOWN AS MORTGAGE BACKED
     SECURITIES.

     -    OTHER TYPES OF DEBT SECURITIES, SUCH AS PRIVATELY
     ISSUED DEBT SECURITIES THAT ARE INVESTMENT GRADE AT THE
     TIME OF PURCHASE.

     Under normal market conditions, at least 65% of the U.S. Government and Investment Grade Sector will be invested in U.S. government securities and the fund will invest 20% of its net assets in U.S. government securities. Some of the U.S. government securities are supported by the full faith and credit of the United States, others are supported only by the credit of a government entity.

     HIGH YIELD SECTOR: INCLUDES

     - high yielding, lower-rated, higher risk U.S. and non-U.S. corporate fixed-income securities, such as debt securities, convertible securities and preferred stock, rated at the time of purchase at least CCC (or its equivalent) by a nationally recognized securities rating agency, or if unrated of comparable quality.

     The fund may invest up to 5% of its net assets in securities rated below CCC or Caa, or, if unrated, of comparable quality.

     INTERNATIONAL SECTOR: INCLUDES

     -    DEBT OBLIGATIONS ISSUED OR GUARANTEED BY NON-U.S.,
     NATIONAL, PROVINCIAL, STATE, OR OTHER GOVERNMENTS WITH
     TAXING AUTHORITY, OR BY THEIR AGENCIES OR
     INSTRUMENTALITIES;

     - DEBT OBLIGATIONS OF SUPRANATIONAL ENTITIES, SUCH AS INTERNATIONAL ORGANIZATIONS DESIGNATED OR SUPPORTED BY GOVERNMENT ENTITIES TO PROMOTE ECONOMIC RECONSTRUCTION OR DEVELOPMENT, INTERNATIONAL BANKING INSTITUTIONS AND RELATED GOVERNMENT AGENCIES; AND

     -    DEBT OBLIGATIONS AND OTHER FIXED-INCOME SECURITIES
     OF NON-U.S. AND U.S. CORPORATE ISSUERS.

     Although the fund has the flexibility to invest in any country where Putnam Management sees potential for high income, it presently expects to invest primarily in the securities of companies in industrialized Western European countries (including Scandinavian countries), and in Canada, Japan, Australia and New Zealand.

     Although there are no fixed limits on allocations among sectors, including investments in the High Yield Sector, Putnam Management will continuously review this allocation of assets and make such adjustments as it deems appropriate. Because of the importance of sector diversification to the fund's investment policies, Putnam Management expects that a substantial portion of the fund's assets will normally be invested in each of the three market sectors.

     Putnam Management will consider, among other things, the risks and opportunities of each market sector and economic and market conditions when deciding the amount of the fund's assets to allocate to each of the three market sectors in which the fund invests. A description of the risks associated with the fund's main investment strategies follows.

     FIXED-INCOME INVESTMENTS. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

     INTEREST RATE RISK. The values of fixed income investments usually rise and fall in response to changes in interest rates. Declining interest rates will generally raise the value of existing bonds, and rising interest rates will generally lower the value of existing bonds. Changes in the values of fixed income investments usually will not affect the amount of income the fund receives from them, but will affect the value of the fund's shares. Interest rate risk is often greater for investments with longer maturities and the fund expects that its portfolio will normally be weighted towards longer maturities. Because of their added safety, the yields available from U.S. government securities are generally lower than the yields available from comparable corporate debt securities.

     CREDIT RISK. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, fixed income investments of companies with relatively weaker credit prospects usually offer higher yields than those of companies with better credit prospects. Higher-rated investments generally offer lower credit risk, but not necessarily lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates.

     The fund may invest substantially in debt investments rated, at the time of purchase, as low as CCC (or its equivalent) by a nationally recognized securities rating agency, and unrated investments that Putnam Management determines are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced.

     Securities rated CCC (and comparable unrated securities) are vulnerable to default and, in the event of adverse business, financial, or economic conditions, are not likely to have the capacity to pay interest and principal. Securities rated lower than Baa or BBB (and comparable unrated securities) are sometimes referred to as "junk bonds."

     Although Putnam Management considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. When the fund buys debt of a company with poor credit prospects, the achievement of the fund's goals depends more on Putnam Management's ability than would be the case if the fund were buying debt of a company with better credit prospects.

     Although U.S. government investments are generally considered to have the least credit risk---the risk that the issuer will fail to make timely payments of interest and principal---they are not completely free of credit risk. While certain U.S. government securities, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other securities in which the fund may invest are subject to varying degrees of risk. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations. In addition, the values of these investments will still fluctuate in response to changes in interest rates.

     Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     PREPAYMENT RISK. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The fund may have to invest the proceeds from prepaid investments under less attractive terms and yields.

     Prepayments are particularly common during periods of declining interest rates, when property owners seek to refinance their mortgages at more favorable terms; the reverse is true during periods of rising interest rates.

     Mortgage-backed investments are therefore less likely to increase in value during periods of declining interest rates than other debt of comparable maturities, although they may have a similar or even higher risk of decline in value during periods of rising interest rates and can increase the volatility of the fund.

     NON-U.S. INVESTMENTS. The fund may invest without limit in securities of non-U.S. issuers. Non-U.S. investments involve certain special risks, including

          Unfavorable changes in currency exchange rates:  Non-
     U.S. investments are normally issued and traded in non-
     U.S. currencies. As a result, their values may be affected by changes in the exchange rates between particular non-U.S. currencies and the U.S. dollar.

          Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or transport of non-U.S. currency, and tax increases.

          Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

          Limited legal recourse: Legal remedies for investors such as the fund may be more limited than those available in the United States.

          Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means the fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the fund may at times find it difficult to value its foreign investments.

          Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules for settling non-U.S. transactions may also involve delays in payment, delivery or recovery of money or investments.

     Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S.
     withholding taxes.

     Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or to investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the fund's non-U.S. investments.

          DERIVATIVES. The fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying investment, pool of investments, index or currency. The fund's return on a derivative typically depends on the change in the value of the investment, index or currency specified in the derivative instrument.

          The fund may use derivatives both for hedging and non-hedging purposes. Derivatives involve special risks arid may result in losses. The fund will be dependent on Putnam Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are leveraged and therefore may magnify or otherwise increase investment losses to the fund. The fund's use of derivatives may also increase the amount of taxes payable by shareholders.

          Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund.

     PREMIUM INVESTMENTS. The fund may invest in so-called "premium" investments offering interest rates higher than prevailing market rates. In addition, during times of declining interest rates, many of the fund's investments may offer interest rates that are higher than current market rates, regardless of whether the fund bought them at a premium. When the fund holds premium investments, shareholders are likely to receive higher dividends (but will bear a greater risk that the value of the fund's shares will fall) than they would if the fund held investments offering current market rates of interest. However, the fund typically pays more for a premium investment than its face value, and this higher price is not factored into calculations of the fund's net investment income. Premium investments involve a greater risk of loss, because their values tend to decline towards the face value over time.

     Investors may find it useful to compare the fund's yield, which reflects amortization of market premiums, with its current dividend rate, which does not reflect that amortization.

     FREQUENT TRADING. The fund may buy or sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

     OTHER INVESTMENTS. In addition to the main investment strategies described above, the fund may also make other types of investments, such as investments in collateralized mortgage obligations (CMOs), stripped mortgage-backed securities, asset-backed securities and equity securities and, therefore may be subject to other risks.

     ALTERNATIVE STRATEGIES. At times Putnam Management may judge that market conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management may then temporarily use alternative strategies, including investing solely in U.S. or non- U.S. government securities, that are mainly designed to limit the fund's losses. Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

     CHANGES IN POLICIES. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(B)  Investment Restrictions:
          As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:
     (1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
     (2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
     (3) Borrow money, except that the Fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes.
     (4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.
     (5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.
     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
     (7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.
     (8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.
     (9) Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities, or of any non-U.S. government, its agencies, or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)
          It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:
     (1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.
          In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.
     1. The Fund may not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;
     2. The Fund may not borrow money in excess of 10% of the value (taken at current value) of its total assets (not including the amount borrowed) at the time the borrowing is made and then only for temporary purposes ( including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes;
     3. The Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. or other sovereign government or its agencies or instrumentalities;
     4. The Fund may not acquire more than 10% of the outstanding voting securities of any issuer or may not acquire more than 15% of the outstanding voting securities of any issuer together with other mutual funds managed by Investment Management Company;
     5. The Fund may not invest in the securities of other registered open-end investment funds or companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;
     6. The Fund may not invest more than 10% of the net assets of the Fund in securities which are not traded on an official stock exchange or other regulated market, operating regularly and being recognized and open to the public (which shall include, without limitation, the National Association of Securities Dealers Automated Quotation System). This restriction shall not be applicable to bonds determined by Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.
          If any violation of the foregoing six standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.
          Although certain of the Fund's fundamental investment restrictions permit the Fund to borrow money to a limited extent, the Fund does not currently intend to do so and did not do so last year.
          All percentage limitations on investments (other than pursuant to nonfundamental investment restriction above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
          The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
     (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
(C)  Distribution Policy:
          The Fund distributes net investment income and any net realized short-term capital gains at least monthly. The Fund normally pays distributions on the 20th day of each month to Japanese investors who hold shares as of 10th day of each month.
3.   MANAGEMENT STRUCTURE
(A)  Outline of Management of Assets, etc.:
     A.   Valuation of assets:
          The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m., New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m., New York time.
          Investments for which market quotations are readily available are stated at prices which, in the opinion of Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments are valued at their fair market value following procedures approved by the Trustees. Liabilities are deducted from the total value of assets, and the resulting amount is divided by the number of shares of the class outstanding to determine net asset value per share.
          Market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustee, or dealers, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.
          If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.
          Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.
     B.   Management Fee, etc.:
     (1)  Management Fee:
          (a)  Management Fees
               Under a Management Contract dated January 20, 1997, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455 % of the next $5 billion, 0.440% of the next $5 billion and 0.430% thereafter.
               For the fiscal year ending on September 30, 1998 the Fund paid $28,525,765 as a management fee.
          (b)  Custodian Fee and Charges of the Investor
          Servicing Agent
               Putnam Fiduciary Trust Company, the Fund's
          Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.
               The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.
               For the fiscal year ending on September 30, 1998, the Fund paid $8,217,900 as a custodian fee and investor servicing agent fee.
          (c)  Fee on Class M Distribution Plan
               The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets.
               Payments under the plans are intended to compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of Fund's shares, including the payments to dealers mentioned below. Payments to dealers are subject to the continuation of the class M distribution plan and the terms of an agreement between Yamatane and Putnam Mutual Funds Corp.
               The payments to dealers are based on the average net asset value of Class M shares attributable to shareholders for whom Yamatane and other dealers are designated as the dealer of record. Putnam Mutual Funds Corp. makes the payments quarterly at an annual rate of 0.25% of such average net asset value of Class M shares.
               Putnam Mutual Funds Corp. also pays to Yamatane and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to Yamatane and other dealers equals 0.40% of such average net asset value. Putnam Mutual Funds Corp. makes quarterly payments to qualifying dealers.
               For the fiscal year ending on September 30, 1998, the Fund paid fees under the distribution plan of $4,669,378 for the Class M shares.
          (d)  Other Expenses:
               The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $34,794 for Fiscal 1998.
               Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 1998 and the fees paid to each Trustee by all of the Putnam funds during calendar 1998:

COMPENSATION TABLE

                              Pension on   Estimated    Total
                    Aggregate retirement   annual benefits
compensation
                    compensation           benefits accrued from
all                 from all
                    from the  as part of fund           Putnam
funds               Putnam
Trustees/Year       fund (1)  expenses     upon retirement (2)
funds (3)

Jameson A. Baxter/1994 (4)$4,560$1,030    $95,000     $207,000
Hans H. Estin/1972    4,020    2,064       95,000      182,500
John A. Hill/1985 (4) 3,976      775      115,000      200,500
Ronald J. Jackson/1996 (4)4,416  533       95,000      200,500
Paul L. Joskow/1997*  3,722       65       95,000      180,500
Elizabeth T. Kennan/19924,416  1,110       95,000      200,500
Lawrence J. Lasser/1992*3,931    830       95,000      178,500
John H. Mullin III/19973,676     101       95,000      180,500
Robert E. Patterson/19843,998    620       95,000      181,500
Donald S. Perkins/1982*4,020   2,232       95,000      182,500
William F. Pounds/1971 (5)4,7222,320      115,000      215,000
George Putnam/1957*   3,954    2,359       95,000      179,500
George Putnam, III/1984*3,998    408       95,000      181,500
A.J.C. Smith/1986*    3,889    1,391       95,000      176,500
W. Thomas Stephens/1997(4)4,007   94       95,000      181,500
W. Nicholas Thorndike/19924,0201,592       95,000      182,500

    (1) Includes an annual retainer and an attendance fee for each meeting attended.
    (2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
    (3) As of December 31, 1998, there were 113 funds in the Putnam family.
    (4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr. Stephens as of September 30, 1998 were $7,782, $17,570, $10,738, $2,859, $2,712 and
          $4,001, respectively, including income earned on such amounts.
    (5) Includes additional compensation for service as Vice Chairman of the Putnam funds.
         * Is or may be deemed to be an "interested person" as defined in the Invesment Company Act of 1940 of the Fund, the Investment Management Company or Putnam Mutual Funds Corp.

               Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.
               The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of
          1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.
                    Investment Management Company places all orders for purchases and sales of Fund securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1996, 1997 and 1998, the Fund paid $124,214, $138,679 and
          343,432 in brokerage commissions, respectively. During fiscal 1998 the Fund paid $1,561,795 on transactions with an aggregate principal value of $2,629 (0.04% of transactions) to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.
               For the fiscal year ending on September 30, 1998, the Fund paid $34,928,472 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.
     C.   Sales, Repurchases and Custody:
     (1)  Sales of Shares:
          a.   Sales in the United States
               Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50. The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investors' financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the New York Stock Exchange for investors' shares to be bought at that day's offering price.
               Investors residing in the U.S. can buy shares
          -    Through a financial advisor
               Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.
          -    Through systematic investing
               Investors can make regular investments of $25 or more per month through automatic deductions from investors' bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.
               Investors may also complete an order form and write a check for the amount they wish to invest, payable to the Fund. Return the check and completed form to Putnam Mutual Funds.
               The Fund may periodically close to new
          purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.
               Class M shares
          -    Initial sales charge of up to 3.25%
          - Lower sales charges for larger investments of $50,000 or more
          -    No deferred sales charge
          - Lower annual expenses, and higher dividends, than class B shares because of lower 12b-1 fee
          - Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
          -    No conversion to class A shares, so future 12b-
          1 fee does not decrease
               Initial sales charges for class M shares

                                  Sales charge as a
      percentage of:
                                  Net
      Amount of purchase          amount     Offering
      at offering price ($)            invested  price *

      Under 50,000                3.36 %     3.25%

      50,000 but under 100,000         2.30       2.25

      100,000 but under 250,000        1.52       1.50

      250,000 but under 500,000        1.01       1.00

      500,000 but under 1,000,000      NONE NONE

               * Offering price includes sales charge.
               Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.
          Distribution (12b-1) plans
               The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of investors' investments.
               An investor may be eligible to buy Class M
          Shares at reduced sales charges. For fiscal 1998, Putnam Mutual Funds Corp. received $33,542,748 in sales charges for Class M Shares, of which it retained $2,557,007.
           b.  Sales in Japan
               In Japan, Shares of the Fund are offered on any Business Day and any business day of securities company in Japan during the Subscription Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. Investors shall submit an Account Agreement or Transaction Agreement (together with the Account Agreement referred to herein as the "Agreements"); provided, however, that on and after June 1, 1997, Distributor or Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contract (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. The purchase shall be made in the minimum initial investment amount of 300 shares and in integral multiples of 10 shares.
               The issue price for Shares during the
          Subscription period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge shall be 3.25% of the amount of subscriptions, of which 3.00% may be retained by the distributor in Japan and 0.25% may be retained by the Principal Underwriter.
               The Investors having entrusted Distributor or Sales Handling Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principal and the applicable exchange rate shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Distributor or Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or Sales Handling Companies can agree.
               In addition, Distributor or Sales Handling
          Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than yen100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.
     (2)  Repurchase of Shares:
           a.  Repurchase in the United States
               Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares which may take up to 15 calendar days after the purchase date.
          SELLING SHARES THROUGH INVESTORS' FINANCIAL ADVISOR
               Investors' advisor must receive investors'
          request in proper form before the close of regular
          trading on the New York Stock Exchange for them to receive that day's NAV, less any applicable deferred sales charge. Investors' advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge them for his or her services.
          SELLING SHARES DIRECTLY TO THE FUND
               Putnam Investor Services must receive
          investors' request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.
          BY MAIL
               Send a signed letter of instruction to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.
          BY TELEPHONE
               Investors may use Putnam's Telephone redemption Privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.
               The Telephone Redemption Privilege is not available if there are certificates for investor's shares. The Telephone Redemption Privilege may be modified or terminated without notice.
          ADDITIONAL DOCUMENTS
               If investors
          -    sell shares with a value of $100,000 or more,
          - want investors' redemption proceeds sent to an address other than the investor's address as it appears on Putnam's records, or
          - have notified Putnam of a change in address within the preceding 15 days, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. Stock power forms are available from investors' financial advisor, Putnam Investor Services and many commercial banks.
               Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.
          WHEN WILL THE FUND PAY INVESTORS?
               The Fund generally sends investors payment for investor's shares the business day after investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities laws.
          REDEMPTION BY THE FUND
               If investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors shares without investors' permission and send investors the proceeds. The Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.
           b.  Repurchase in Japan
               Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or Sales Handling Company on a Fund Business Day that is business day of securities companies in Japan without a contingent deferred sales charge. The repurchase shall be made in integral multiples of 10 shares.
               The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Yamatane. The payment of the price shall be made in yen through the Distributor or Sales Handling Companies pursuant to the Agreements (on and after June 1, 1997, the Contracts) or, if the Distributor or Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.
     (3)  Suspension of Repurchase:
               The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.
     (4)  Custody of Shares:
               Share certificates shall be held by
          Shareholders at their own risk.
               The custody of the Share certificates (if issued) sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Yamatane. Certificates of custody for the Shares shall be delivered by the Distributor or Sales Handling Companies to the Japanese Shareholders.
     D.   Miscellaneous:
     (1)  Duration and Liquidation:
               Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.
     (2)  Accounting Year:
               The accounts of the Fund will be closed each year on 30th September.
     (3)  Authorized Shares:
               There is no prescribed authorized number of Shares, and Shares may be issued from time to time.
     (4)  Agreement and Declaration of Trust:
               Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.
               The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.
               In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.
     (5)  Issue of Warrants, Subscription Rights, etc.:
               The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.
     (6)  How Performance Is Shown:
               FUND ADVERTISEMENTS MAY, FROM TIME TO TIME,
          INCLUDE PERFORMANCE INFORMATION. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering per share on the last day of that period.
               For purposes of calculating yield, net
          investment income is calculated in accordance with U.S. Securities and Exchange Commission regulations and may differ from net investment income as determined for tax purposes. U.S. Securities and Exchange Commission regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. Yield is based on the price of the shares, including the maximum initial sales charge.
               "Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one, five-year period ended September 30, 1998 and the period since the inception of the Fund through September 30, 1998, the average annual total return at public offering price (POP) for Class M shares of the Fund was - 5.19%, 4.94% and 8.17%, respectively. The 30-day yield for Class M shares of the Fund for the period ended September 30, 1998 was 7.31%.
               ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual Funds and other investment vehicles.
               Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.
(B)  Outline of Disclosure System:
     (1)  Disclosure in U.S.A.:
          (i)  Disclosure to shareholders
               In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.
          (ii) Disclosure to the SEC
               The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.
     (2)  Disclosure in Japan:
           a.  Disclosure to the Supervisory Authority:
           (i) Disclosure Required under the Securities and
          Exchange Law:
               When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.
               The Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical with Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.
           (ii) Notifications, etc. under the Law Concerning Securities Investment Trusts and Securities Investment Companies
               If the Management Company conducts business of offering for sale of units of the Fund, etc., it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Supervisory Agent under the Law Concerning Securities Investment Trusts and Securities Investment Companies (the Law No.198, 1951) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Management Company amends the Management Regulations of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Supervisory Agent. Further, the Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Supervisory Agent.
           b.  Disclosure to Japanese Shareholders:
               If the Management Company makes any amendment to the Management Regulations of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the unitholders known in Japan. Provided, however, that if the said written documents are delivered to all the unitholders in Japan, the relevant public notice is not required to be given.
               The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or Sales Handling Companies.
               The above-described Management Report on the Fund will be sent to the unitholders known in Japan.
(C)  Restrictions on Transactions with Interested Parties:
          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY
     SHAREHOLDERS, ETC.
 (A) Rights of Shareholders and Procedures for Their Exercise:
          The Shareholders shall be registered in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or Sales Handling Company cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or Sales Handling
     Companies.
          Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by the investors are as follows:
          (i)  Voting rights
               Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          (ii) Repurchase rights
               Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.
          (iii)     Rights to receive dividends
               Shareholders generally receive distributions from net investment income and any net realized short-term capital gains at least monthly and any net realized long-term capital gains at least annually after applying any available capital loss carryovers.
               Shareholders may choose from three distribution options, though investors in Japan may only choose the last alternative.
               - Reinvest all distributions in additional shares without a sales charge;
               - Receive distributions from net investment income and net short-term capital gains in cash while reinvesting net-long term capital gains distributions in additional shares without a sales charge; or
               - Receive all distributions in cash.
          (iv) Right to receive distributions upon dissolution Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.
          (v)  Right to inspect accounting books and the like
               Shareholders are entitled to inspect the
          Agreement and Declaration of Trust, the accounting
          books at the discretion of the Court and the minutes of the shareholders' meeting.
          (vi) Right to transfer shares
               Shares are transferable without restriction except as limited by applicable law.
          (vii)     Rights with respect to the U.S.
          registration statement
               If, under the 1933 Act, there is any false statement concerning any important matter in the U.S. Registration Statement, or any omission of any statement of important matters to be stated therein or not to cause any misunderstanding, shareholders are entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.
 (B) Tax Treatment of Shareholders in Japan:
          The tax treatment of Shareholders in Japan shall be as follows:
     (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.
          a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e.
          withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.
          b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling
          Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.
          c.   Net investment returns such as dividends, etc.
          and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.
          S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.
               Distributions of long-term net realized capital gain will not be subject to withholding of U. S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U. S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.
               The Japanese withholding tax imposed on
          distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method". In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.
     (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.
     (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.
     (4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan. Such tax, however, is applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.
 (C) Foreign Exchange Control in U.S.A.:
          In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.
 (D) Agent in Japan:
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo
          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
     (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
     (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
          The agent for the registration with the Director of Kanto Local Finance Bureau of Japanese Ministry of
     Finance of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:
          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo
 (E) Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:
          Tokyo District Court
          1-4, Kasumigaseki 1-chome
          Chiyoda-ku, Tokyo


5.   STATUS OF INVESTMENT FUND

5. Status of the Investment Fund
  (A) Diversification of Investment Fund:    (As of the end of December, 1998)

Types of Assets    Name of Country  Total               Investment
                                    U.S. Dollars        Ratio (%)

Corporate Bonds    United States    1,776,321,596       35.82
                   Canada           50,009,750           1.01
                   Mexico           48,857,468           0.99
                   Netherlands      47,107,498           0.95
                   United Kingdom   38,221,775           0.77
                   Indonesia        24,351,774           0.49
                   Bermuda          18,201,755           0.37
                   Luxembourg       15,995,000           0.32
                   China            11,935,100           0.24
                   Japan             9,849,268           0.20
                   Brazil            5,774,063           0.12
                   Cayman Islands    5,365,200           0.11
                   Argentina         4,930,300           0.10
                   Israel            2,340,900           0.05
                   Columbia          1,843,000           0.04
                   Porland           1,841,800           0.04
                   Greece            1,704,000           0.03
                   Australia           667,102           0.01

       Sub-total                 2,065,317,349          41.64
U.S. Government    United States 1,060,544,926          21.38
Obligations

Foreign Government United States   269,068,002           5.43
Bonds
                   Netherlands     135,540,409           2.73
                   Germany          79,692,148           1.61
                   France           76,476,537           1.54
                   Canada           62,380,998           1.26
                   Sweden           30,657,819           0.62
                   Spain            16,084,759           0.32
                   Italy            14,819,960           0.30
                   China             7,035,435           0.14
                   Russia            1,342,212           0.03

       Sub-total                   693,098,279          13.97

Collateralized       United States 472,804,309           9.53
Mortgage Obligations
Brady Bonds          Mexico         80,505,152           1.62
                     Brazil         53,386,100           1.08
                     Peru           44,530,538           0.90
                     Bulgaria       44,118,000           0.89
                     Venezuela      18,365,375           0.37
                     Panama         12,784,200           0.26
                     France          3,097,568           0.06

       Sub-total                   256,786,933           5.18
Preferred Stock      United States 144,713,610           2.92
                     Canada         17,921,520           0.36
                     Germany         8,146,750           0.16

      Sub-total                    170,781,880           3.44
Asset-Backed         United States  78,926,777           1.59
Securities
Short-term           United States  44,993,844           0.91
Units                United States  28,257,750           0.57
                     Columbia       15,872,000           0.32
                     Australia          14,800           0.00

 Sub-total                          44,144,550           0.89
Convertible Bonds    United States  27,518,038           0.55
                     United Kingdom  6,862,950           0.14

 Sub-total                          34,380,988           0.69
Common Stock         United States  15,041,266           0.30
                     Columbia          793,488           0.02
                     Brazil                  9           0.00
 Sub-total                          15,834,763           0.32
Warrants             United States  12,271,895           0.25
                     Columbia          868,000           0.02
                     Ireland           212,800           0.00
                     Equador            25,751           0.00
 Sub-total                          13,378,446           0.27
Convertible          United States   5,440,933           0.11
Preferred Stocks
Cash, Deposit and Other Assets
(After deduction of liabilities)     3,169,860           0.06

   Total                         4,959,603,918            100
(Net Asset Value)                (yen573,826 million)


(B)  Results of Past Operations
 (1) Record of Changes in Net Assets (Class M Shares)
          Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December, 1998 is as follows:

                      Total Net Asset Value          Net Asset Value per Share
                      Dollar        Yen
                    (thousands)   (millions)         Dollar          Yen
1st Fiscal Year       14,751        1,707            11.97           1,385
(September 30, 1995)
2nd Fiscal Year       46,327        5,360            12.27  (12.34)  1,420   (1,428)
(September 30, 1996)
3rd Fiscal Year      513,351       59,395            12.67  (12.74)  1,466   (1,474)
(September 30, 1997)
4th Fiscal Year    1,019,477      117,953            11.62  (11.69)  1,344   (1,353)
(September 30, 1998)

1998 end of January  862,305       99,769            12.61  (12.68)  1,459   (1,467)
           February  929,269      107,516            12.61  (12.68)  1,459   (1,467)
           March   1,010,245      116,885            12.65  (12.72)  1,464   (1,472)
           April   1,098,115      127,052            12.64  (12.71)  1,462   (1,471)
           May     1,156,886      133,852            12.55  (12.62)  1,452   (1,460)
           June    1,193,745      138,116            12.50  (12.57)  1,446   (1,454)
           July    1,189,059      137,574            12.46  (12.53)  1,442   (1,450)
           August    987,020      114,198            11.56  (11.63)  1,337   (1,346)
         September 1,019,477      117,953            11.62  (11.69)  1,344   (1,353)
           October 1,032,488      119,459            11.29  (11.36)  1,306   (1,314)
          November 1,052,499      121,774            11.58  (11.65)  1,340   (1,348)
          December   981,995      113,617            11.46  (11.53)  1,326   (1,334)

 (Note 1) Operations of Class M Shares were commenced on
     December 1, 1994.
 (Note 2) Ex-dividend date is the 10th of each month. The amount of NAV per share with dividend is set forth in the parentheses.

 (2)  Record of Distributions Paid

                           Amount of Dividend           Amount of Profit
Period                     paid per Share               Distributed per Share
1st Fiscal Year
(12/1/94-9/30/95)          $0.65     (yen75.21)           --      (yen0.00)
2nd Fiscal Year
(12/1/95-9/30/96)          $0.87     (yen100.66)        $0.00     (yen0.00)
3rd Fiscal Year
(12/1/96-9/30/97)          $0.85     (yen98.35)         $0.00     (yen0.00)
4th Fiscal Year
(12/1/97-9/30/98)          $0.67     (yen77.52)         $0.16     (yen18.51)


(Note)    Record of distribution paid and NAV on the ex-
     dividend date from January 1997 to January 1999 are as
     follows:
                                                          NAV on the ex-
                                      Dividend            dividend date
Month/Year                       Dollar      Yen             Dollar
1997 end of January              0.068       7.87            12.32
           February              0.069       7.98            12.39
              March              0.069       7.98            12.26
              April              0.068       7.87            11.95
                May              0.069       7.98            12.15
               June              0.071       8.21            12.27
               July              0.070       8.10            12.42
             August              0.069       7.98            12.36
          September              0.069       7.98            12.40
            October              0.069       7.98            12.68
           November              0.069       7.98            12.47
           December              0.069       7.98            12.49
1998 end of January              0.069       7.98            12.54
           February              0.069       7.98            12.60
              March              0.069       7.98            12.54
              April              0.069       7.98            12.65
                May              0.070       8.10            12.56
               June              0.069       7.98            12.52
               July              0.069       7.98            12.45
             August              0.070       8.10            12.24
          September              0.069       7.98            11.45
            October              0.070       8.10            11.22
           November              0.070       8.10            11.31
           December              0.070       8.10            11.52
1999 end of January              0.070       8.10            11.38

(C)  Record of Sales and Repurchases
          Record of sales and repurchases during the following fiscal years and number of outstanding Class M shares of the Fund as of the end of such Fiscal Years are as follows:

                    Number of     Number of      Number of
                   Shares Sold      Shares      Outstanding
                                 Repurchased       Shares
    1st Fiscal    1,363,277     131,265        1,232,012
    Year                (0)           (0)            (0)
    (12/1/94-9/30/95)
    2nd Fiscal    3,470,806     925,979        3,776,839
    Year                (0)           (0)            (0)
    (10/1/95-9/30/96)
    3rd Fiscal    38,906,817    2,156,006      40,527,650
    Year          (28,660,820)   (85,850)      (28,574,970)
    (10/1/96-9/30/97)
    4th Fiscal    82,811,002    35,639,555     87,699,097
    Year          (51,196,320)  (33,361,320)   (46,409,970)
    (10/1/97-9/30/98)

Note:     The number of Shares sold, repurchased and
     outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. The Shares are sold in Japan from May 28, 1997.
II. OUTLINE OF THE TRUST

1.   Trust
(A)  Law of Place of Incorporation
          The Trust is a Massachusetts business trust
     organized in Massachusetts, U.S.A. on August 11, 1988.
          Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.
          The Trust is an open-end, diversified management company under the Investment Company Act of 1940.
(B)  Outline of the Supervisory Authority
          Refer to I - l (B) Outline of the Supervisory
     Authority.
(C)  Purpose of the Trust
          The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.
(D)  History of the Trust
     August 11, 1988:
                              Organization of the Fund as a
                              Massachusetts business trust.
                              Adoption of the Agreement and
                              Declaration of Trust.
     September 7, 1988:
                              Adoption of the Amended and
                              Restated Agreement and
                              Declaration of Trust.
(E)  Amount of Capital Stock
          Not applicable.
(F)  Structure of the management of the Trust
          The Trustees are responsible for generally
     overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A
     Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
          The Trustees of the Trust are authorized by the Agreement and Declaration of Trust to issue shares of the Trust in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholders approval into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine. The funds shares are not currently divided into series.
          Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Trust, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (vii) with respect to such additional matters relating to the Trust as may be required by the Agreement and Declaration of Trust, the Bylaws of the Trust, or any registration of the Trust with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Trust.
          On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.
          Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting
     of shareholders or more than 60 days before the date of payment of any dividend or other distribution.
          The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Trust. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Trust, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
          Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.
          At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum.
     Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.
          Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.
          The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Trust under the circumstances and on the terms specified therein.
          The Trust may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of
     such series.
          The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.
(G)  Information Concerning Major Shareholders
          Not applicable.
(H)  Information Concerning Directors, Officers and Employees
     (1) Trustees and Officers of the Trust
     (as of December, 1998)
                                                      Shares
Name           Office and    Resume                   Owned
               Title
George Putnam  Chairman and  present: Chairman and
               President           Director of        5,871.768
                                   Putnam Management
                                   and Putnam Mutual
                                   Funds Corp.
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John A. Hill   Trustee       present: Chairman and
                                   Managing           1,107.201
                                   Director, First
                                   Reserve
                                   Corporation
William F.     Vice          present: Professor of
Pounds         Chairman            Management,        1,002.028
                                   Alfred P. Sloan
                                   School of
                                   Management,
                                   Massachusetts
                                   Institute of
                                   Technology
Jameson Adkins Trustee       present: President,
Baxter                             Baxter             407.428
                                   Associates, Inc.

Hans H. Estin  Trustee       present: Vice Chairman,
                                   North American     240.203
                                   Management Corp.
Ronald J.      Trustee       present: Former
Jackson                            Chairman,          494.062
                                   President and
                                   Chief Executive
                                   Officer of Fisher-
                                   Price, Inc.,
                                   Trustee of Salem
                                   Hospital and the
                                   Peabody Essex
                                   Museum
Paul L. Joskow Trustee       present: Professor of
                                   Economics and      254.086
                                   Management and
                                   former Head of
                                   the Department of
                                   Economics at the
                                   Massachusetts
                                   Institute of
                                   Technology
                                   Director, New
                                   England Electric
                                   System, State
                                   Farm Indemnity
                                   Company and
                                   Whitehead
                                   Institute for
                                   Biomedical
                                   Research
Elizabeth T.   Trustee       present: President
Kennan                             Emeritus and       311.777
                                   Professor, Mount
                                   Holyoke College
Lawrence J.    Trustee and   present: President,
Lasser         Vice                Chief Executive    146.313
               President           Officer and
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John H.        Trustee       present: Chairman and
Mullin, III                        Chief Executive    430.330
                                   Offficer of
                                   Ridgeway Farm,
                                   Director of ACX
                                   Technologies,
                                   Inc., Alex. Brown
                                   Realty, Inc. and
                                   The Liberty
                                   Corporation
Robert E.      Trustee       present: President and
Patterson                          Trustee of Cabot   574.073
                                   Industrial Trust
                                   and Trustee of
                                   SEA Education
                                   Association
Donald S.      Trustee       present: Director of
Perkins                            various            3,428.901
                                   corporations,
                                   including Cummins
                                   Engine Company,
                                   Lucent
                                   Technologies,
                                   Inc., Nanophase
                                   Technologies,
                                   Inc. and Springs
                                   Industries, Inc.
George Putnam, Trustee       present: President, New
III                                Generation         1,559.721
                                   Research, Inc.
A.J.C. Smith   Trustee       present: Chairman and
                                   Chief Executive    235.250
                                   Officer, Marsh &
                                   McLennan
                                   Companies, Inc.
W. Thomas      Trustee       present: President and
Stephens                           Chief Executive    112.334
                                   Officer of
                                   MacMillian
                                   Bloedel, Ltd.
                                   Director of Qwest
                                   Communications
                                   and New Century
                                   Energies
W. Nicholas    Trustee       present: Director of
Thorndike                          various            157.014
                                   corporations and
                                   charitable
                                   organizations,
                                   including Data
                                   General
                                   Corporation,
                                   Bradley Real
                                   Estate, Inc. and
                                   Providence
                                   Journal Co.
                                   Trustee of Cabot
                                   Industrial Trust,
                                   Massachusetts
                                   General Hospital
                                   and Eastern
                                   Utilities
                                   Associations
Charles E.     Executive     present: Managing            0
Porter         Vice                Director of
               President           Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
Patricia C.    Senior Vice   present: Senior Vice         0
Flaherty       President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
William N.     Vice          present: Director and
Shiebler       President           Senior Managing    1,513.543
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   President and
                                   Director of
                                   Putnam Mutual
                                   Funds
Gordon H.      Vice          present: Director and        0
Silver         President           Senior Managing
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
John D. Hughes Vice          present  Senior Vice         0
               President           President of
               and                 Putnam Management
               Treasurer
Beverly Marcus Clerk and           N/A                    0
               Assistant
               Treasurer
Ian C.         Vice          present  Senior              0
Ferguson       President           Managing Director
                                   of Putnam
                                   Management
John R. Verani Vice          present  Senior Vice         0
               President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
David L.       Vice          present: Managing            0
Waldman        President           Director of
                                   Putnam Management
Stephen        Vice          present: Managing            0
Oristaglio     President           Director of
                                   Putnam Management
Edward H.      Vice          present: Managing            0
D'Aleilo       President           Director of
                                   Putnam Management
Jennifer E.    Vice          present  Managing            0
Leichter       President           Director of
                                   Putnam Management
Jeffrey A.     Vice          present: SeniorVice          0
Kaufman        President           President of
                                   Putnam Management
D. William     Vice          present: Managing            0
Kohli          President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
Paul G.        Assistant     present: N/A                 0
Bucuvalas      Treasurer
Mary A. Eaton  Associate     present: N/A                 0
               Treasurer
               and
               Assistant
               Clerk
Judith Cohen   Associate     present: N/A                 0
               Treasurer
               and
               Assistant
               Clerk
Katharine      Senior        present: N/A                 0
Howard         Associate
               Treasurer
Wanda M.       Assistant     present: N/A                 0
McManus        Clerk
Joanne M.      Assistant     present: N/A                 0
Neary          Clerk
     (2) Employees of the Trust
          The Trust does not have any employees.
(I)  Description of Business and Outline of Operation
          The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Trust has retained Putnam Investment Management, Inc., the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.
(J)  Miscellaneous
     (1)  Changes of Trustees and Officers
               Trustees may be removed or replaced by, among
          other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.
     (2)  Amendment to the Agreement and Declaration of Trust
               Generally, approval of shareholders is required
          to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
     (3)  Litigation and Other Significant Events
               Nothing which has or which would have a
          material adverse effect on the Trust has occurred which has not been disclosed. The fiscal year end of the Trust is September 30. The Trust is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2.   Putnam Investment Management, Inc. (Investment Management
     Company)
 (A) Law of Place of Incorporation
     Putnam is incorporated under the General Corporation Law of The Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

     Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B)  Outline of the Supervisory Authority
     Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C)  Purpose of the Company
     Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D)  History of the Company
     Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937.
     Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with nearly $300 billion in assets in nearly 9 million shareholder accounts at the end of December, 1998. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

     Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E)  Amount of Capital Stock  (as of the end of December,
     1998)

     1. Amount of Capital (issued capital stock at par value):
          Common Stock 1,000 shares at $1 par value

     2.   Number of authorized shares of capital stock:
          Common Stock 1,000 shares

     3.   Number of outstanding shares of capital stock:
          Common Stock 1,000 shares

     4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years:

                                    Amount of Capital
            Year                (Total Stockholders' Equity)

     End of 1994                    $48,149,491

     End of 1995                    $45,521,351

     End of 1996                    $45,817,658

     End of 1997                    $48,617,160

     End of 1998                    $425,782,008

 (F) Structure of the Management of the Company
     Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

     Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

     The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

     In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

     The following officers of Investment Management Company have had primary responsibility for the day-to-day management of the Fund's portfolio since the years stated below:

     Names      Year              Business Experience
                                  (at least 5 years)
D. William      1994  Employed as an investment professional by
Kohli                 Investment Management Company since 1994.
Managing              Prior to September, 1994, Mr. Kohli was
Director              Executive Vice President and Co-Director of
                      Global Bond Management and, prior to
                      October, 1993, Senior Portfolio Manager at
                      Franklin Advisors/Templeton Investment
                      Counsel.
David L.        1998  Employed as an investment professional by
Waldman               Putnam Management since 1997.
Managing              Prior to June, 1997, Mr. Waldman was a
Director              Senior Portfolio Manager at Lazard Freres.
                      Prior to April, 1995, held various titles at
                      Goldman Sachs including Analyst, Associate,
                      Portfolio Manager and Vice President.
Jeffrey A.      1998  Employed as an investment professional by
Kaufman         8     Putnam Management since 1998.  Prior to
Senior Vice           August, 1998, Mr. Kaufman was a Vice
President             President at MFS Investment Management.
                      Prior to 1994, Mr. Kaufman was an Emerging
                      Markets Research Consultant at Salomon
                      Brothers.
Jennifer        1998  Employed as an investment professional by
Leichter              Investment Management Company since 1987.
Managing
Director
(G)  Information Concerning Major Stockholders
     As of the end of December, 1998, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.

(H)  Information Concerning Officers and Employees
     The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

      List of Officers and Directors of Putnam Investment Management, Inc.
                                        (as of the end of December, 1998)
                     Position
                     with Putnam
          Name       Investment    Other Business Affiliation
                     Management,
                     Inc.
1   Putnam, George   Chairman     Director of Putnam Mutual
                                  Funds Corp.
2   Lasser, Lawrence President
    J.               and
                     Director
3   Silver, Gordon   Director     Director of Putnam
    H.               and Senior   Fiduciary Trust Company and
                     Managing     Senior Managing Director of
                     Director     Putnam Mutual Funds Corp.
4   Burke, Robert W. Senior       Senior Managing Director of
                     Managing     Putnam Mutual Funds Corp.
                     Director
5   Coburn, Gary N.  Senior
                     Managing
                     Director
6   Collman,         Senior       Senior Managing Director of
    Kathleen M.      Managing     Putnam Mutual Funds Corp.
                     Director
7   Ferguson, Ian C. Senior
                     Managing
                     Director
8   Regan, Anthony   Senior
    W.               Managing
                     Director
9   Spiegel, Steven  Senior       Senior Managing Director of
                     Managing     Putnam Mutual Funds Corp.
                     Director
10  Anderson, Blake  Managing
    E.               Director
11  Antill, Jennifer Managing
                     Director
12  Beck, Robert R.  Managing
                     Director
13  Bogan, Thomas R. Managing
                     Director
14  Browchuk, Brett  Managing
                     Director
15  Cassaro, Joseph  Managing
    A.               Director
16  Cotner, C. Beth  Managing
                     Director
17  Cronin, Kevin M. Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
18  Curtin, William  Managing
    J.               Director
19  D'Alelio, Edward Managing
    H.               Director
20  Daly, Kenneth L. Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
21  DeTore, John A.  Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
22  Durgarian,       Managing     Director and Managing
    Karnig H.        Director     Director of Putnam
                     and Chief    Fiduciary Trust Company
                     Financial
                     Officer
23  Esteves, Irene   Managing     Treasurer of Putnam
    M.               Director     Fiduciary Trust Company
                     and Chief
                     Financial
                     Officer
24  Gillis, Roland   Managing
                     Director
25  Haslett, Thomas  Managing
    R.               Director
26  Hurley, William  Managing     Managing Director and CFO
    J.               Director     of Putnam Mutual Funds
                                  Corp.
27  Jacobs, Jerome   Managing
    J.               Director
28  Joseph, Joseph   Managing
    P.               Director
29  Kamshad, Omid    Managing
                     Director
30  King, David L.   Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
31  Kohli, D.        Managing
    William          Director
32  Kreisel, Anthony Managing
    I.               Director
33  Kuenstner,       Managing
    Deborah F.       Director
34  Landes, William  Managing
    J.               Director
35  Leichter,        Managing
    Jennifer         Director
36  Maloney, Kevin   Managing
    J.               Director
37  Martino, Michael Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
38  Maxwell, Scott   Managing
    M.               Director
39  McGue, William   Managing
    F.               Director
40  McMullen, Carol  Managing
    C.               Director
41  Mcmani, Krisha   Managing
                     Director
42  Miller, Daniel   Managing
    L.               Director
43  Morgan Jr., John Managing     Managing Director of Putnam
    J.               Director     Fiduciary Trust Company

44  O'Donnell Jr.,   Managing
    C. Patrick       Director
45  Oristaglio,      Managing
    Stephen          Director
46  Peacher, Stephen Managing
    C.               Director
47  Porter, Charles  Managing
    E.               Director
48  Reilly, Thomas   Managing
    V.               Director
49  Schultz,         Managing     Managing Director of Putnam
    Mitchell D.      Director     Mutual Funds Corp.
50  Scott, Justin M. Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
51  Shadek Jr.,      Managing     Managing Director of Putnam
    Edward T.        Director     Fiduciary Trust Company
52  Starr, Loren     Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
53  Swift, Robert    Managing
                     Director
54  Talanian, John   Managing     Managing Director of Putnam
    C.               Director     Mutual Funds Corp.
55  Tibbetts,        Managing     Managing Director of Putnam
    Richard B.       Director     Mutual Funds Corp.
56  Waldman, David   Managing
    L.               Director
                     and Chief
                     Financial
                     Officer
57  Wetlaufer, Eric  Managing
                     Director
58  Woolverton,      Managing     Managing Director of Putnam
    William H.       Director     Mutual Funds Corp.
59  Zieff, William   Managing
    E.               Director
60  Arends, Michael  Senior Vice  Senior Vice President of
    K.               President    Putnam Mutual Funds Corp.
61  Asher, Steven E. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
                                  and Senior Vice President
                                  of Putnam Fiduciary Trust
                                  Company
62  Atkin, Michael   Senior Vice
    J.               President
63  Attridge, Gail   Senior Vice  Senior Vice President of
    S.               President    Putnam Fiduciary Trust
                                  Company
64  Augustine,       Senior Vice
    Jeffrey B.       President
65  Bakshi, Manjit   Senior Vice
    S.               President
66  Bamford, Dolores Senior Vice
    Snyder           President
67  Baumbach, Robert Senior Vice
    K.               President
68  Berka, Sharon A. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
69  Block, Richard   Senior Vice
    L.               President
70  Boselli, John A. Senior Vice
                     President
71  Bousa, Edward P. Senior Vice
                     President
72  Bresnahan,       Senior Vice  Senior Vice President of
    Leslee R.        President    Putnam Mutual Funds Corp.
73  Burke, Andrea    Senior Vice
                     President
74  Burns, Cheryl A. Senior Vice
                     President
75  Byrne, Joshua L. Senior Vice
                     President
76  Callahan, Ellen  Senior Vice
    S.               President
77  Carlson, David   Senior Vice
    G.               President
78  Chrostowski,     Senior Vice  Senior Vice President of
    Louis F.         President    Putnam Mutual Funds Corp.
79  Curran, Peter J. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
80  Dalferro, John   Senior Vice
    R.               President
81  Derbyshire,      Senior Vice
    Ralph C.         President
82  England, Richard Senior Vice
    B.               President
83  Farrell, Deborah Senior Vice  Senior Vice President of
    S.               President    Putnam Mutual Funds Corp.
84  Finch, Edward R. Senior Vice
                     President
85  Flaherty,        Senior Vice  Senior Vice President of
    Patricia C.      President    Putnam Mutual Funds Corp.
86  Fontana, Forrest Senior Vice
    N.               President
87  Francis,         Senior Vice
    Jonathan H.      President
88  Frost, Karen T.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
89  Frucci, Richard  Senior Vice  Senior Vice President of
    M.               President    Putnam Fiduciary Trust
                                  Company
90  Fullerton, Brian Senior Vice  Senior Vice President of
    J.               President    Putnam Mutual Funds Corp.
91  Grant, Peter J.  Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
92  Graviere,        Senior Vice
    Patrice          President
93  Grim, Daniel J.  Senior Vice
                     President
94  Haagensen, Paul  Senior Vice
    E.               President
95  Hadden, Peter J. Senior Vice
                     President
96  Halperin,        Senior Vice
    Matthew C.       President
97  Healey, Deborah  Senior Vice
    R.               President
98  Holding, Pamela  Senior Vice
                     President
99  Hotchkiss,       Senior Vice
    Michael F.       President
100 Kaufman, Jeffrey Senior Vice
                     President
101 Kay, Karen R.    Senior Vice  Clerk, Director and Senior
                     President    Vice President of Putnam
                                  Fiduciary Trust Company and
                                  Senior Vice President of
                                  Putnam Mutual Funds Corp.
102 Kirson, Steven   Senior Vice
    L.               President
103 Knight, Jeffrey  Senior Vice
    L.               President
104 Kobylarz,        Senior Vice
    Jeffrey J.       President
105 Koontz, Jill A.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
106 Korn, Karen R.   Senior Vice
                     President
107 Lannum III,      Senior Vice
    Coleman N.       President
108 Lindsey, Jeffrey Senior Vice
    R.               President
109 Lomba, Rufino R. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
110 MacElwee, Jones, Senior Vice
    Elizabeth M.     President
111 Madore, Robert   Senior Vice  Senior Vice President of
    A.               President    Putnam Fiduciary Trust
                                  Company
112 Malloy, Julie M. Senior Vice
                     President
113 Marrkand, Paul   Senior Vice
    E.               President
114 Matteis, Andrew  Senior Vice
    S.               President
115 McDonald,        Senior Vice
    Richard E.       President
116 Meehan, Thalia   Senior Vice
                     President
117 Mehta, Sandeep   Senior Vice
                     President
118 Miller, William  Senior Vice
    H.               President
119 Mockard, Jeanne  Senior Vice
    L.               President
120 Morgan, Kelly A. Senior Vice
                     President
121 Mufson, Michael  Senior Vice
    J.               President
122 Mullen, Donald   Senior Vice  Senior Vice President of
    E.               President    Putnam Mutual Funds Corp.
123 Mullin, Hugh H.  Senior Vice
                     President
124 Netols, Jeffrey  Senior Vice  Senior Vice President of
    W.               President    Putnam Fiduciary Trust
                                  Company
125 Oler, Stephen S. Senior Vice
                     President
126 Paine, Robert M. Senior Vice
                     President
127 Parker, Margery  Senior Vice
    C.               President
128 Perry, William   Senior Vice
                     President
129 Peters, Carmel   Senior Vice
                     President
130 Petralia,        Senior Vice  Senior Vice President of
    Randolph S.      President    Putnam Mutual Funds Corp.
131 Plapinger, Keith Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
132 Pohl, Charles G. Senior Vice
                     President
133 Pollard, Mark D. Senior Vice
                     President
135 Prusko, James M. Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
136 Quistberg, Paul  Senior Vice
    T.               President
137 Ray, Christopher Senior Vice
    A.               President
138 Reeves, William  Senior Vice
    H.               President
139 Rogers, Kevin J. Senior Vice
                     President
140 Ruys de Perez,   Senior Vice  Senior Vice President of
    Charles A.       President    Putnam Fiduciary Trust
                                  Company and Senior Vice
                                  President of Putnam Mutual
                                  Funds Corp.
141 Santos, David J. Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
142 Santosus,        Senior Vice
    Anthony C.       President
143 Schwister, Jay   Senior Vice  Senior Vice President of
    E.               President    Putnam Fiduciary Trust
                                  Company
144 Scordato,        Senior Vice  Senior Vice President of
    Christine A.     President    Putnam Mutual Funds Corp.
145 Sievert, Jean I. Senior Vice
                     President
146 Simon, Sheldon   Senior Vice
    N.               President
147 Simozar, Saied   Senior Vice
                     President
148 Smith Jr., Leo   Senior Vice
    J.               President
149 Smith, Margaret  Senior Vice
    D.               President
150 Spatz, Erin J.   Senior Vice
                     President
151 Stack, Michael   Senior Vice  Senior Vice President of
    P.               President    Putnam Mutual Funds Corp.
152 Stairs, George   Senior Vice
    W.               President
153 Strumpf, Casey   Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
154 Sugimoto,        Senior Vice  Senior Vice President of
    Toshifumi        President    Putnam Mutual Funds Corp.
155 Sullivan, Roger  Senior Vice
    R.               President
156 Svensson, Lisa   Senior Vice
    H.               President
157 Swanberg,        Senior Vice
    Charles H.       President
158 Thomsen,         Senior Vice  Senior Vice President of
    Rosemary H.      President    Putnam Fiduciary Trust
                                  Company
159 Troped, Bonnie   Senior Vice  Senior Vice President of
    L.               President    Putnam Mutual Funds Corp.
160 Verani, John R.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
161 Walsh, Francis   Senior Vice
    P.               President
162 Warren, Paul C.  Senior Vice
                     President
163 Weinstein,       Senior Vice
    Michael R.       President
164 Weiss, Manuel    Senior Vice
                     President
165 Whalen, Edward   Senior Vice  Senior Vice President of
    F.               President    Putnam Mutual Funds Corp.
166 Wheeler, Diane   Senior Vice
    D.F.             President
167 Wyke, Richard P. Senior Vice
                     President
168 Yogg, Michael R. Senior Vice
                     President
169 Zukowski, Gerald Senior Vice
    S.               President

 (I) Summary of Business Lines and Business Operation Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of December, 1998, Investment Management Company managed, advised, and/or administered the following 113 funds and fund portfolios (having an aggregate net asset value of approximately $252 billion):



                                    (As of the end of December 1998)
           Name          Month/Date/       Principal        Total        Net
                         Year              Characteristics  Net          Asset
                         Established                        Asset        value
                                                            Value        per
                                                                         share
                                                                          ($)

1  The George Putnam     11/5/37             Open/Equity     3,706.00    18.04
   Fund of Boston; A
2  The George Putnam     4/24/92             Open/Equity      1,461.27   17.90
   Fund of Boston; B
3  The George Putnam     12/1/94             Open/Equity        297.88   17.90
   Fund of Boston; M
4  The George Putnam     1/1/94              Open/Equity        505.03   18.08
   Fund of Boston; Y
5  Putnam American       3/1/85              Open/Bond        1,459.75   8.99
   Government Income
   Fund; A
6  Putnam American       5/20/94              Open/Bond   99.21  8.95
   Government Income
   Fund; B
7  Putnam American       2/14/95               Open/Bond    3.81  9.01
   Government Income
   Fund; M
8  Putnam Asia Pacific   2/20/91              Open/Equity 124.17  9.22
   Growth Fund; A
9  Putnam Asia Pacific   6/1/93               Open/Equity  116.53  9.06
   Growth Fund; B
10 Putnam Asia Pacific   2/1/95               Open/Equity   6.49  9.15
   Growth Fund; M
11 Putnam Asia Pacific   3/23/98              Open/Equity   1.97  7.573
   Fund II
12 Putnam Asset          2/7/94               Open/Balanced 996.66  12.01
   Allocation: Balanced
   Portfolio; A
13 Putnam Asset          2/11/94          Open/Balanced 555.48  11.94
   Allocation: Balanced
   Portfolio; B
14 Putnam Asset          9/1/94           Open/Balanced 111.49  11.88
   Allocation: Balanced
   Portfolio; C
15 Putnam Asset          2/6/95           Open/Balanced  66.17  11.99
   Allocation: Balanced
   Portfolio; M
16 Putnam Asset          7/14/94          Open/Balanced  275.92  12.01
   Allocation: Balanced
   Portfolio; Y
17 Putnam Asset          2/7/94           Open/Balanced 412.46  10.38
   Allocation :
   Conservative
   Portfolio; A
18 Putnam Asset          2/18/94           Open/Balanced 179.58  10.34
   Allocation :
   Conservative
   Portfolio; B
19 Putnam Asset          9/1/94            Open/Balanced  54.42  10.32
   Allocation :
   Conservative
   Portfolio; C
20 Putnam Asset          2/7/95            Open/Balanced  22.90  10.35
   Allocation :
   Conservative
   Portfolio; M
21 Putnam Asset          7/14/94           Open/Balan     36.98  10.39
   Allocation :
   Conservative
   Portfolio; Y
22 Putnam Asset          2/8/94             Open/Balanced 717.52  13.63
   Allocation: Growth
   Portfolio; A
23 Putnam Asset          2/16/94         Open/Balanced 461.20  13.48
   Allocation: Growth
   Portfolio; B
24 Putnam Asset          9/1/94          Open/Balanced 105.26  13.38
   Allocation: Growth
   Portfolio; C
25 Putnam Asset          2/1/95           Open/Balanced  61.66  13.49
   Allocation: Growth
   Portfolio; M
26 Putnam Asset          7/14/94           Open/Balanced 254.78  13.69
   Allocation: Growth
   Portfolio; Y
27 Putnam Arizona Tax    1/30/91            Open/Bond  115.80  9.35
   Exempt Income Fund; A
28 Putnam Arizona Tax    7/15/93             Open/Bond   33.61  9.33
   Exempt Income Fund; B
29 Putnam Arizona Tax    7/3/95              Open/Bond    0.51  9.38
   Exempt Income Fund; M
30 Putnam Balanced Fund  4/19/85             Open/Balanced   3.62  11.99
31 Putnam Balanced       4/19/85              Open/Balanced 663.62  10.79
   Retirement Fund; A
32 Putnam Balanced       2/1/94              Open/Balanced 164.17  10.70
   Retirement Fund; B
33 Putnam Balanced       3/17/95              Open/Balanced  12.62  10.73
   Retirement Fund; M
34 Putnam California     11/27/92             Closed/Bond  72.00  15.63
   Investment Grade
   Municipal Trust
35 Putnam California Tax 4/29/83               Open/Bond  3,027.07  8.78
   Exempt Income Fund; A
36 Putnam California Tax 1/4/93                Open/Bond  649.40  8.77
   Exempt Income Fund; B
37 Putnam California Tax 2/14/95               Open/Bond   20.70  8.77
   Exempt Income Fund; M
38 Putnam California Tax 10/26/87              Open/Bond   47.68  1.00
   Exempt Money Market Fund
39 Putnam Capital        8/5/93                Open/Equity  50.92  8.10
   Opportunities Fund; A
40 Putnam Capital       11/2/94                Open/Equity  67.95  8.09
   Opportunities Fund; B
41 Putnam Capital        1/22/96               Open/Equity   4.31  8.10
   Opportunities Fund; M
42 Putnam Capital        8/5/93                Open/Equity 1,541.18  22.66
   Appreciation Fund; A
43 Putnam Capital        11/2/94               Open/Equity 1,714.38   22.43
   Appreciation Fund; B
44 Putnam Capital        1/22/96               Open/Equity 115.14  22.46
   Appreciation Fund; M
45 Putnam Convertible    6/29/95               Closed/Bond  86.14  23.25
   Opportunity and
   Income Trust
46 Putnam Convertible    6/29/72                Open/Balan 1,084.42  19.43
   Income-Growth Trust;
   A
47 Putnam Convertible    7/15/93                Open/Balanced 302.40  19.22
   Income-Growth Trust;
   B
48 Putnam Convertible    3/13/95                Open/Balanced  18.75  19.32
   Income-Growth Trust;
   M
49 Putnam Diversified    7/1/94                 Open/Equity   295.17  13.27
   Equity Trust; A
50 Putnam Diversified    7/2/94                 Open/Equit 374.23  13.06
   Equity Trust; B
51 Putnam Diversified    7/3/95                 Open/Equity  28.77  13.13
   Equity Trust; M
52 Putnam Dividend       9/28/89               Closed/Bond 124.78  11.53
   Income Fund
53 Putnam Diversified    10/3/88                Open/Bond  1,855.08  11.50
   Income Trust; A
54 Putnam Diversified    3/1/93                 Open/Bond  2,108.26  11.45
   Income Trust; B
55 Putnam Diversified    12/1/94                Open/Bond  982.02  11.46
   Income Trust; M
56 Putnam Diversified    7/11/96                Open/Bond   14.20  11.51
   Income Trust ; Y
57 Putnam Emerging       10/2/95                Open/Equity  37.56  7.04
   Markets Fund; A
58 Putnam Emerging       10/2/95                Open/Equity  26.63  7.00
   Markets Fund; B
59 Putnam Emerging       10/2/95                Open/Equity   2.17  7.01
   Markets Fund; M
60 Putnam Equity Fund 98 12/30/97               Open/Equity   6.08  11.26
61 Putnam Equity Income  6/15/77                Open/Balanced 1,127.45  15.60
   Fund; A
62 Putnam Equity Income  9/13/93                Open/Balanced 652.23  15.51
   Fund; B
63 Putnam Equity Income  12/2/94                Open/Balanced  60.81  15.52
   Fund; M
64 Putnam Europe Growth  9/7/90                 Open/Equity   877.18  21.75
   Fund; A
65 Putnam Europe Growth  2/1/94                 Open/Equity 771.79  21.25
   Fund; B
66 Putnam Europe Growth  12/1/94                Open/Equity 212.90  21.56
   Fund; M
67 Putnam Florida Tax    8/24/90                Open/Bond  247.41  9.48
   Exempt Income Fund; A
68 Putnam Florida Tax    1/4/93                 Open/Bond   82.20  9.48
   Exempt Income Fund; B
69 Putnam Florida Tax    5/1/95                 Open/Bond    3.36  9.47
   Exempt Income Fund; M
70 Putnam Global Natural 7/24/80                Open/Equity 166.04  15.96
   Resources Fund; A
71 Putnam Global Natural 2/1/94                 Open/Equit 114.68  15.74
   Resources Fund; B
72 Putnam Global Natural 7/3/95                 Open/Equity   5.93  15.89
   Resources Fund; M
73 Putnam Global Equity  5/6/98                 Open/Equity   2.55  10.19
   Fund
74 Putnam Global Growth  1/3/95                 Open/Equity  26.52  13.02
   and Income Fund; A
75 Putnam Global Growth  1/3/95                 Open/Equity  20.55  12.95
   and Income Fund; B
76 Putnam Global Growth  1/3/95                 Open/Equity   2.22  12.98
   and Income Fund; M
77 Putnam Global         6/1/87                  Open/Bond  250.52  12.93
   Governmental Income Trust; A
78 Putnam Global         2/1/94                  Open/Bond   35.70  12.89
   Governmental Income Trust; B
79 Putnam Global         3/17/95                 Open/Bond  213.82  12.87
   Governmental Income
   Trust; M
80 Putnam Global Growth  9/1/67                  Open/Equity 3,366.80  12.45
   Fund; A
81 Putnam Global Growth  4/27/92                 Open/Equity 1,986.01  11.99
   Fund; B
82 Putnam Global Growth  3/1/95                  Open/Equity  59.55  12.36
   Fund; M
83 Putnam Global Growth  6/15/94                 Open/Equity  73.39  12.64
   Fund; Y
84 Putnam Growth and     1/5/95                  Open/Balanced 1,270.85  13.96
   Income Fund II; A
85 Putnam Growth and     1/5/95                  Open/Balanced 1,510.83  13.85
   Income Fund II; B
86 Putnam Growth and     1/5/95                  Open/Balanced 171.82  13.90
   Income Fund II; M
87 The Putnam Fund for   11/6/57                  Open/Balanced 20,760.08  20.49
   Growth and Income; A
88 The Putnam Fund for   4/27/92                 Open/Balanced 16,314.27  20.23
   Growth and Income; B
89 The Putnam Fund for   5/1/95                  Open/Balanced 459.38  20.37
   Growth and Income; M
90 The Putnam Fund for   6/15/94                  Open/Balanced 895.09  20.52
   Growth and Income; Y
91 Putnam Growth Fund    5/1/98                   Open/Equity   2.37  9.75
92 Putnam Growth         10/2/95                  Open/Equity 542.50  19.72
   Opportunities; A
93 Putnam Growth         8/1/97                   Open/Equit 597.11  19.52
   Opportunities; B
94 Putnam Growth         8/1/97                   Open/Equity  45.67  19.59
   Opportunities; M
95 Putnam High Income    7/9/87                   Closed/Bond 115.75  8.54
   Convertible and Bond
   Fund
96 Putnam High Yield     3/25/86                   Open/Bond  1,206.49  8.18
   Advantage Fund; A
97 Putnam High Yield     5/16/94                   Open/Bond  1,011.04  8.14
   Advantage Fund; B
98 Putnam High Yield     12/1/94                   Open/Bond  924.65  8.17
   Advantage Fund; M
99 Putnam High Yield     1/1/97                    Open/Bond   49.01  7.53
   Total Return Fund; A
100 Putnam High Yield    1/1/97                    Open/Bond   55.87  7.46
  Total Return Fund; B
10 Putnam High Yield     1/1/97                     Open/Bond    3.85  7.47
1  Total Return Fund; M
10 Putnam High Quality   6/2/86                      Open/Bond  339.61  10.19
2  Bond Fund; A
10 Putnam High Quality   6/6/94                      Open/Bond   40.18  10.15
3  Bond Fund; B
10 Putnam High Quality   4/12/95                      Open/Bond    2.61  10.19
4  Bond Fund; M
10 Putnam High Yield     12/31/97                     Open/Bond  428.28  7.84
5  Fund II; A
10 Putnam High Yield     12/31/97                     Open/Bond  619.47  7.85
6  Fund II; B
10 Putnam High Yield     12/31/97                     Open/Bond   34.03  7.85
7  Fund II; M
10 Putnam High Yield     2/14/78                      Open/Bond  2,656.78  10.82
8  Trust; A
10 Putnam High Yield     3/1/93                       Open/Bond  921.16  10.78
9  Trust; B
11 Putnam High Yield     7/3/95                       Open/Bond   18.29  10.82
0  Trust; M
11 Putnam Health         5/28/82                      Open/Equity 2,924.77 64.03
1  Sciences Trust; A
11 Putnam Health         3/1/93                       Open/Equity 1,976.28 61.59
2  Sciences Trust; B
11 Putnam Health         7/3/95                       Open/Equit  87.67  63.11
3  Sciences Trust; M
11 Putnam High Yield     5/25/89                     Closed/Bond 202.71  9.20
4  Municipal Trust
11 Putnam Income Fund; A 11/1/54                      Open/Bond  1,441.77  6.92
5
11 Putnam Income Fund; B 3/1/93                       Open/Bond  509.70  6.88
6
11 Putnam Income Fund; M 12/14/94                     Open/Bond  1,369.57  6.88
7
11 Putnam Income Fund; Y 2/12/94                       Open/Bond  250.81  6.93
8
11 Putnam Intermediate   2/16/93                       Open/Bond  244.17  5.00
9  U.S. Government
   Income Fund; A
12 Putnam Intermediate   2/16/93                        Open/Bond  144.46  5.00
0  U.S. Government
   Income Fund; B
12 Putnam Intermediate   4/3/95                          Open/Bond   10.43  5.01
1  U.S. Government
   Income Fund; M
12 Putnam Intermediate   10/1/97                         Open/Bond  120.18  5.00
2  U.S. Government
   Income Fund; Y
12 Putnam International  12/28/95                      Open/Equity   4.41  10.88
3  Fund
12 Putnam International  8/1/96                        Open/Equity 406.81  11.08
4  Growth and Income
   Fund;  A
12 Putnam International  8/1/96                        Open/Equity 404.43  11.01
5  Growth and Income
   Fund;  B
12 Putnam International  8/1/96                        Open/Equity  35.80  11.05
6  Growth and Income
   Fund;  M
12 Putnam International  2/28/91                    Open/Equity 2,173.06  19.23
7  Growth Fund; A
12 Putnam International  6/1/94                       Open/Equit 1,445.40  18.91
8  Growth Fund; B
12 Putnam International  12/1/94                    Open/Equity 160.91  19.11
9  Growth Fund; M
13 Putnam International  7/12/96                    Open/Equity 153.89  19.28
0  Growth Fund; Y
13 Putnam International  1/3/95                     Open/Equit 728.50  12.91
1  New Opportunities
   Fund; A
13 Putnam International  7/21/95                     Open/Equity 913.23  12.64
2  New Opportunities
   Fund; B
13 Putnam International  10/30/96                    Open/Equit  72.12  12.75
3  New Opportunities
   Fund; M
13 Putnam International  12/28/95                    Open/Equity 114.53  13.69
4  Voyager Fund;  A
13 Putnam International  10/30/96                    Open/Equit  91.66  13.60
5  Voyager Fund;  B
13 Putnam International  10/30/96                    Open/Equity  10.49  13.65
6  Voyager Fund;  M
13 Putnam Investment     10/26/89                    Closed/Bond 249.04  11.94
7  Grade Municipal Trust
13 Putnam Investment     11/27/92                    Closed/Bond 188.62  14.12
8  Grade Municipal Trust
   II
13 Putnam Investment     11/29/93                    Closed/Bond  53.85  13.44
9  Grade Municipal Trust
   III
14 Putnam Investors      12/1/25                     Open/Equity 4,218.45  14.82
0  Fund; A
14 Putnam Investors      3/1/93                      Open/Equity 1,738.67  14.20
1  Fund; B
14 Putnam Investors      12/2/94                     Open/Equity 135.17  14.56
2  Fund; M
14 Putnam Investors      1/7/97                      Open/Equity 275.57  14.86
3  Fund; Y
14 Putnam Japan Fund     12/28/95                    Open/Equity   2.27  5.61
4
14 Putnam Latin America  3/23/98                     Open/Equity   1.30  4.91
5  Fund
14 Putnam Massachusetts  10/23/89                    Open/Bond  302.60  9.63
6  Tax Exempt Income
   Fund; A
14 Putnam Massachusetts  7/15/93                      Open/Bond  116.97  9.62
7  Tax Exempt Income
   Fund; B
14 Putnam Massachusetts  5/12/95                       Open/Bond    3.46  9.62
8  Tax Exempt Income
   Fund; M
14 Putnam Master Income  4/29/88                      Closed/Bond 444.69  8.38
9  Trust
15 Putnam Managed High   6/25/93                      Closed/Bond  93.07  12.40
0  Yield Trust
15 Putnam Michigan Tax   10/23/89                     Open/Bond  146.48  9.32
1  Exempt Income Fund; A
15 Putnam Michigan Tax   7/15/93                      Open/Bond   45.41  9.31
2  Exempt Income Fund; B
15 Putnam Michigan Tax   4/17/95                      Open/Bond    1.66  9.32
3  Exempt Income Fund; M
15 Putnam Minnesota Tax  10/23/89                     Open/Bond  102.63  9.21
4  Exempt Income Fund; A
15 Putnam Minnesota Tax  7/15/93                      Open/Bond   48.37  9.18
5  Exempt Income Fund; B
15 Putnam Minnesota Tax  4/3/95                       Open/Bond    1.42  9.21
6  Exempt Income Fund; M
15 Putnam Managed        2/24/89                       Closed/Bond 451.43  9.75
7  Municipal Income
   Trust
15 Putnam Money Market   10/1/76                      Open/Bond  2,787.08  1.00
8  Fund; A
15 Putnam Money Market   4/27/92                      Open/Bond  713.73  1.00
9  Fund; B
16 Putnam Money Market   12/8/94                      Open/Bond   84.95  1.00
0  Fund; M
16 Putnam Master         4/29/88                      Closed/Bond 804.04  8.04
1  Intermediate Income
   Trust
16 Putnam Municipal      5/22/89                       Open/Bond  830.09  9.32
2  Income Fund; A
16 Putnam Municipal      1/4/93                        Open/Bond  506.61  9.31
3  Income Fund; B
16 Putnam Municipal      12/1/94                       Open/Bond   15.36  9.32
4  Income Fund; M
16 Putnam Municipal      5/28/93                      Closed/Bond 229.42  14.20
5  Opportunities Trust
16 Putnam New            8/31/90                   Open/Equity 10,695.19  58.43
6  Opportunities Fund; A
16 Putnam New            3/1/93                      Open/Equity 7,914.10  55.84
7  Opportunities Fund; B
16 Putnam New            12/1/94                    Open/Equity 457.39  57.20
8  Opportunities Fund; M
16 Putnam New            7/19/94                     Open/Equity 546.29  59.14
9  Opportunities Fund; Y
17 Putnam New Value      1/3/96                      Open/Equity 396.38  13.46
0  Fund;  A
17 Putnam New Value      2/26/96                     Open/Equity 408.43  13.36
1  Fund;  B
17 Putnam New Value      2/26/96                     Open/Equity  40.54  13.42
2  Fund;  M
17 Putnam New Jersey Tax 2/20/90                     Open/Bond  217.43  9.34
3  Exempt Income Fund; A
17 Putnam New Jersey Tax 1/4/93                      Open/Bond  100.53  9.33
4  Exempt Income Fund; B
17 Putnam New Jersey Tax 5/1/95                       Open/Bond    0.91  9.34
5  Exempt Income Fund; M
17 Putnam New York       11/27/92                     Closed/Bond  40.29  14.15
6  Investment Grade
   Municipal Trust
17 Putnam New York Tax   9/2/83                       Open/Bond  1,606.37  8.95
7  Exempt Income Fund; A
17 Putnam New York Tax   1/4/93                       Open/Bond  230.43  8.93
8  Exempt Income Fund; B
17 Putnam New York Tax   4/10/95                      Open/Bond    2.39  8.95
9  Exempt Income Fund; M
18 Putnam New York Tax   10/26/87                     Open/Bond   38.90  1.00
0  Exempt Money Market
   Fund
18 Putnam New York Tax   11/7/90                       Open/Bond  165.64  9.18
1  Exempt Opportunities
   Fund; A
18 Putnam New York Tax   2/1/94                       Open/Bond   69.09  9.17
2  Exempt Opportunities
   Fund; B
18 Putnam New York Tax   2/10/95                       Open/Bond    2.57  9.16
3  Exempt Opportunities
   Fund; M
18 Putnam Ohio Tax       10/23/89                 Open/Bond  185.38  9.15
4  Exempt Income Fund; A
18 Putnam Ohio Tax       7/15/93                   Open/Bond   56.11  9.14
5  Exempt Income Fund; B
18 Putnam Ohio Tax       4/3/95                     Open/Bond    2.31  9.15
6  Exempt Income Fund; M
18 Putnam OTC & Emerging  11/1/82                  Open/Equity 2,578.52  17.25
7  Growth Fund; A
18 Putnam OTC & Emerging 7/15/93                   Open/Equity 1,263.77  16.43
8  Growth Fund; B
18 Putnam OTC & Emerging 12/2/94                     Open/Equity 262.82  16.84
9  Growth Fund; M
19 Putnam OTC & Emerging 7/12/96                     Open/Equity  98.14  17.38
0  Growth Fund; Y
19 Putnam Pennsylvania   7/21/89                     Open/Bond  185.03  9.28
1  Tax Exempt Income
   Fund; A
19 Putnam Pennsylvania   7/15/93                      Open/Bond   97.70  9.27
2  Tax Exempt Income
   Fund; B
19 Putnam Pennsylvania   7/3/95                        Open/Bond    2.67  9.29
3  Tax Exempt Income
   Fund; M
19 Putnam Preferred      1/4/84                         Open/Bond  116.46  8.88
4  Income Fund; A
19 Putnam Preferred      4/20/95                        Open/Bond   12.40  8.85
5  Income Fund; M
19 Putnam Premier Income 2/29/95                      Closed/Bond 1,129.66  8.04
6  Trust
19 Putnam Research Fund; 10/2/95                      Open/Equity 231.36  15.16
7  A
19 Putnam Research Fund; 6/15/98                      Open/Equity 236.52  15.10
8  B
19 Putnam Research Fund; 6/15/98                      Open/Equity  22.07  15.12
9  M
20 Putnam Strategic      2/19/95                       Open/Bond   78.63  7.77
0  Income Fund; A
20 Putnam Strategic      2/19/96                       Open/Bond  118.55  7.78
1  Income Fund; B
20 Putnam Strategic      2/19/96                       Open/Bond    9.57  7.77
2  Income Fund; M
20 Putnam Tax Exempt     12/31/76                      Open/Bond  1,959.10  9.18
3  Income Fund; A
20 Putnam Tax Exempt     1/4/93                         Open/Bond  247.73  9.18
4  Income Fund; B
20 Putnam Tax Exempt     2/16/95                       Open/Bond   10.31  9.20
5  Income Fund; M
20 Putnam Tax Exempt     10/26/87                      Open/Bond   80.03  1.00
6  Money Market Fund
20 Putnam Tax - Free     6/29/92                      Closed/Bond 204.87  14.84
7  Health Care Fund
20 Putnam Tax - Free     9/20/93                      Open/Bond  1,044.95  14.63
8  Income Trust
   Tax - Free High Yield
   Fund; A
20 Putnam Tax - Free     9/9/85                        Open/Bond  955.19  14.65
9  Income Trust
   Tax - Free High Yield
   Fund B
21 Putnam Tax - Free     6/1/95                         Open/Bond   22.15  14.64
0  Income Trust
   Tax - Free High Yield
   Fund M
21 Putnam Tax - Free     5/1/98                         Open/Bond  241.71  15.41
1  Income Trust
   Tax - Free Insured
   Fund; A
21 Putnam Tax - Free     9/9/85                         Open/Bond  354.43  15.43
2  Income Trust
   Tax - Free Insured
   Fund; B
21 Putnam Tax - Free     6/1/95                         Open/Bond    2.42  15.40
3  Income Trust
   Tax - Free Insured
   Fund; M
21 Putnam U.S. Core Fund 5/1/98                         Open/Equity   2.35  9.71
4
21 Putnam U.S.           2/8/84                      Open/Bond  2,108.81  13.12
5  Government Income
   Trust; A
21 Putnam U.S.           4/27/92                     Open/Bond  1,293.19  13.07
6  Government Income
   Trust; B
21 Putnam U.S.           2/6/95                      Open/Bond  159.19  13.10
7  Government Income
   Trust; M
21 Putnam U.S.           4/11/94                      Open/Bond    8.99  13.12
8  Government Income
   Trust; Y
21 Putnam Utilities      11/19/90                    Open/Balanced 910.49  14.01
9  Growth and Income
   Fund; A
22 Putnam Utilities      4/27/92                     Open/Balanced 723.85  13.94
0  Growth and Income
   Fund; B
22 Putnam Utilities      3/1/95                      Open/Balanced  15.66  13.99
1  Growth and Income
   Fund; M
22 Putnam Value Fund     5/1/98                      Open/Balanced   2.04  8.37
2
22 Putnam Vista Fund; A  6/3/68                      Open/Equity 3,437.82  13.07
3
22 Putnam Vista Fund; B  3/1/93                      Open/Equity 1,668.99  12.39
4
22 Putnam Vista Fund; M  12/1/94                     Open/Equity 136.48  12.75
5
22 Putnam Vista Fund; Y  3/28/95                     Open/Equity 301.14  13.24
6
22 Putnam Voyager Fund   4/14/93                     Open/Equity 753.10  22.70
7  II; A
22 Putnam Voyager Fund   10/2/95                     Open/Equity 698.37  22.13
8  II; B
22 Putnam Voyager Fund   10/2/95                     Open/Equity  84.86  22.34
9  II; M
230 Putnam Voyager Fund;  4/1/96                 Open/Equity 15,569.92  21.92
A
23 Putnam Voyager Fund;  4/27/92                    Open/Equity 7,916.25  20.49
1  B
23 Putnam Voyager Fund;  12/1/94                    Open/Equit 368.68  21.40
2  M
23 Putnam Voyager Fund;  4/1/94                     Open/Equity 1,613.46  22.28
3  Y
23 Putnam VT Asia        5/1/95                     Open/Equity  90.62  8.33
4  Pacific Growth Fund;
   A
23 Putnam VT Asia        4/30/98                    Open/Equity   0.12  8.33
5  Pacific Growth Fund;
   B
23 Putnam VT Diversified 9/15/93                    Open/Bond  669.47  10.49
6  Income Fund; A
23 Putnam VT Diversified 4/6/98                     Open/Bond    1.93  10.47
7  Income Fund; B
23 Putnam VT  Global     2/1/88                    Open/Balanced 1,021.63  18.95
8  Asset Allocation
   Fund; A
23 Putnam VT  Global     4/30/98                   Open/Balanced   1.31  18.96
9  Asset Allocation
   Fund; B
24 Putnam VT George      4/30/98                   Open/Equity 112.65  10.28
0  Putnam Fund; A
24 Putnam VT George      4/30/98                     Open/Equity   1.92  10.28
1  Putnam Fund; B
24 Putnam VT Global      5/1/90                      Open/Equity 1,987.92  20.28
2  Growth Fund; A
24 Putnam VT Global      4/30/98                     Open/Equity   0.84  20.28
3  Growth Fund; B
24 Putnam VT Growth and  2/1/88                    Open/Balanced 9,946.40  28.77
4  Income Fund; A
24 Putnam VT Growth and  4/30/98                   Open/Balanced   7.53  28.75
5  Income Fund; B
24 Putnam VT U.S.        2/1/88                      Open/Bond  1,008.49  13.85
6  Government and High
   Quality Bond Fund; A
24 Putnam VT U.S.        4/30/98                     Open/Bond    2.31  13.85
7  Government and High
   Quality Bond Fund; B
24 Putnam VT High Yield  2/1/88                       Open/Bond  1,033.09  11.70
8  Fund; A
24 Putnam VT High Yield  4/30/98                      Open/Bond    1.82  11.70
9  Fund; B
25 Putnam VT Health and  4/30/98                     Open/Equity 133.96  10.94
0  Sciences  Fund; A
25 Putnam VT Health and  4/30/98                      Open/Equity   2.12  10.93
1  Sciences  Fund; B
25 Putnam VT             1/1/97                      Open/Balanced 318.66  12.24
2  International Growth
   and Income; A
25 Putnam VT             4/6/98                      Open/Balanced   0.98  12.24
3  International Growth
   and Income; B
25 Putnam VT             1/1/97                      Open/Equity 135.77  11.49
4  International New
   Opportunities Fund; A
25 Putnam VT             4/30/98                      Open/Equity   0.09  11.48
5  International New
   Opportunities Fund; B
25 Putnam VT             1/1/97                       Open/Equity 317.59  13.52
6  International Growth
   Fund; A
25 Putnam VT             4/30/98                      Open/Equity   1.22  13.51
7  International Growth
   Fund; B
25 Putnam VT Investors   4/30/98                       Open/Equity 241.41  11.65
8  Fund; A
25 Putnam VT Investors   4/30/98                       Open/Equity   2.60  11.64
9  Fund; B
26 Putnam VT Money       2/1/88                        Open/Bond  596.70  1.00
0  Market Fund; A
26 Putnam VT Money       4/30/98                       Open/Bond   13.15  1.00
1  Market Fund; B
26 Putnam VT New         5/2/94                      Open/Equity 3,585.12  26.06
2  Opportunities Fund; A
26 Putnam VT New         4/30/98                     Open/Equity   1.36  26.04
3  Opportunities Fund; B
26 Putnam VT New Value   1/2/97                      Open/Equity 256.03  12.03
4  Fund; A
26 Putnam VT New Value   4/30/98                     Open/Equity   0.41  12.02
5  Fund; B
26 Putnam VT OTC &       4/30/98                     Open/Equity  28.07  10.09
6  Emerging Growth Fund;
   A
26 Putnam VT OTC &       4/30/98                      Open/Equity   0.54  10.09
7  Emerging Growth Fund;
   B
26 Putnam VT Research A  10/1/98                      Open/Equity  22.49  11.93
8
26 Putnam VT Research B  10/1/98                      Open/Equity   0.26  11.92
9
27 Putnam VT Utilities   5/1/92                    Open/Balanced 1,015.00  18.19
0  Growth and Income
   Fund; A
27 Putnam VT Utilities   4/30/98                   Open/Balanced   1.79  18.19
1  Growth and Income
   Fund; B
27 Putnam VT Vista Fund; 1/2/97                      Open/Equity 312.03  14.72
2  A
27 Putnam VT Vista Fund; 4/30/98                     Open/Equity   0.84  14.73
3  B
27 Putnam VT Voyager     2/1/88                      Open/Equity 5,802.65  45.85
4  Fund; A
27 Putnam VT Voyager     4/30/98                     Open/Equity   4.28  45.81
5  Fund; B


J)   Miscellaneous

     1.   Election and Removal of Directors
          Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment
     Management Company.

2.   Results of operations
          Officers are elected by the Board of Directors.  The
     Board of Directors may remove any officer without cause.

3.   Supervision by SEC of Changes in Directors and Certain
     Officers
          Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

     4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

     a.   Articles of Organization of Investment Management
          Company may be amended, under the General
          Corporation Law of The Commonwealth of
          Massachusetts, by appropriate shareholders' vote.

     b.   Under the General Corporation Law of The
          Commonwealth of Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

     c. Investment Management Company has no direct subsidiaries.

5.   Litigation, etc.
          There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or Investment Management Company within the six-month period preceding the filing of this Registration Statement.


III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)
     (1) Amount of Capital
          U.S.$39,202,527 (approximately yen4.5 billion) as of the end of December, 1998
     (2)  Description of Business
          Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception, and custody services since 1990.
     (3) Outline of Business Relationship with the Fund Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B)  Putnam Mutual Funds Corp. (the Principal Underwriter)
     (1) Amount of Capital
          U.S.$175,288,886 (approximately yen20.3 billion) as of the end of December, 1998
     (2)  Description of Business
          Putnam Mutual Funds Corp. is the Principal
     Underwriter of the shares of Putnam Funds including the Fund.
     (3)  Outline of Business Relationship with the Fund
          Putnam Mutual Funds Corp. provides marketing services to the Fund.

(C)  Yamatane Securities Co., Ltd. (Distributor in Japan and
     Agent Company)
     (1)  Amount of Capital
          yen14,760,030,000 as of the end of December, 1998
     (2)  Description of Business
          Yamatane Securities Co., Ltd.is a diversified securities company in Japan from its establishment in 1993. Also, it engages the fund units for the investment trust funds of Dai-Ichi Kangyo Asahi Investment Trust Management Co., Ltd.,Sakura Investment Trust Management Co., Ltd., Nissei Investment Trust Management Co., Ltd., NCG Investment Trust Management Co., Ltd., Nomura Asset Management Co., Ltd. and Goldman Sachs Investment Trust Management Co., Ltd., etc. and acts as the Agent Company and engages in handling the sales and repurchase for Priton Fund (Japan).
     (3)  Outline of Business Relationship with the Fund
     The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D)  Capital Relationships
          100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments, Inc.

(E)  Interlocking Directors and Auditors
          Names and functions of officers of the Fund who also
     are officers of the related companies are as follows:
                                             (as of the filing date)
     Name of                   Investment      Transfer Agent
     Officer                   Management      and
     or        Fund            Company         Shareholder
     Trustee                                   Service Agent
     George    Chairman and    Chairman and         None
     Putnam    Trustee         Director
     Charles   Executive Vice  Managing             None
     E. Porter President       Director
     Patricia  Senior Vice     Senior Vice          None
     C.        President       President
     Flaherty
     Lawrence  Trustee and     President and        None
     J. Lasser Vice President  CEO
     Gordon H. Vice President  Senior             Director
     Silver                    Managing
                               Director
     Ian C.    Vice President  Senior               None
     Ferguson                  Managing
                               Director
     John R.   Vice President  Senior Vice          None
     Verani                    President
     Steven    Vice President  Managing             None
     Oristagli                 Director
     o
     Jennifer  Vice President  Managing             None
     Leichter                  Director
     D.        Vice President  Managing             None
     William                   Director
     Kohli
     David L.  Vice President  Managing             None
     Waldman                   Director
     Jeffrey   Vice President  Senior Vice          None
     A.                        President
     Kaufman
IV.  FINANCIAL CONDITION OF THE FUND

1.   FINANCIAL STATEMENTS

     [Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]
     FINANCIAL HIGHLIGHTS
          The following table presents per share financial information for class M shares. This information has been audited and reported on by the Fund's independent accountants, PricewaterhouseCoopers LLP. Financial statements included in the Fund's annual report to shareholders for the 1998 fiscal year are presented in their entirety in this SRS. The Fund's annual report is available without charge upon request.
          Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as


FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)


                           YEAR ENDED    YEAR ENDED       YEAR ENDED
                         SEPTEMBER 30    SEPTEMBER 30     SEPTEMBER 30
                             1998          1997                 1996

                                            CLASS M

NET ASSET VALUE, BEGINNING OF $12.67   $12.27        $11.97
  PERIOD

INVESTMENT OPERATIONS

Net investment income        .96(c)      .82(c)      .86
Net realized and unrealized gain (loss)
on investments              (1.18)       .43         .31


TOTAL FROM INVESTMENT OPERATIONS        (.22)        1.25 1.17

LESS DISTRIBUTIONS
From net investment income    (.67)     (.85)       (.87)
In excess of net investment income        -            -    -
From net realized gain on investments     (.16)        -    -
In excess of net realized gain on         -            -    -
investments
Return of Capital              -          -            -

TOTAL DISTRIBUTIONS          (.83)      (.85)       (.87)

NET ASSET VALUE, END OF PERIOD$11.62  $12.67        $12.27

TOTAL INVESTMENT RETURN     (1.97)     10.59        10.12
AT NET ASSET VALUE (%) (a)

NET ASSETS, END OF PERIOD  $1,019,477   $513,351    $46,327
(in thousands)

Ratio of expenses to average net
  assets (%) (b)             1.22       1.24         1.28
Ratio of net investment income          7.69         6.88 7.09
  to average net assets (%)
Portfolio turnover (%)     188.75     250.93        304.39


 (a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) The ratio of expenses to average net assets for periods ended on or after September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

(c)  Per share net investment income has been determined on

     outstanding during the period.
2.   CONDITION OF THE FUND
      (a) Statement of Net Assets

                                    (As of the end of December, 1998)
                                       $                    Yen
                                                         (in thousands)
a. Total Assets                     5,236,582,984        605,872,651
b. Total Liabilities                  276,979,066         32,046,478
c. Total Net Assets                 4,959,603,918        573,826,173
            (a-b)
d. Total Number of Shares
   Outstanding

                    Class A.          161,347,222 Shares
                    Class B.          184,178,687 Shares
                    Class M.           85,694,369 Shares
                    Class Y.            1,234,082 Shares

e. Net Asset Value
   per Share (c/d)

                    Class A.              $11.50         yen1,330.55
                    Class B.              $11.45         yen1,324.77
                    Class M.              $11.46         yen1,325.92
                    Class Y.              $11.50         yen1,330.55



(b)  Names of Major Portflio Holdings other than Equity Shares
     (Top 30 Holdings)

                                         (As of the end of December 1998)


                                                               U.S. Dollar
                                                       -------------------------
                       Kind of              Interest   Par Value     Acquisition Current Investment                st
  Name of Securities   Issue     Maturity   Rate (%)   (1,000) curr   Cost       Value   Ratio (%)

1 FNMA               U.S.Gover  2026-2028   6 1/2      328,440 USD  310,269,842  314,357,268   6.3
 .                    nment
2 GNMA               U.S.Gover  2025-2028   7          253,547 USD  256,390,436  259,417,245   5.2
 .                    nment
3 United Kingdom     Foreign     2000       8          128,725 GBP  222,951,417  225,430,223   4.5
 . Treasury Bonds     Bond
4 U.S. Treasury      U.S.Gover   2000       4 5/8       91,500 USD  91,901,641  91,556,730   1.8
 . Bonds              nment
5 U.S. Treasury      U.S.Gover   2027       6 1/8       74,405 USD  78,586,609  83,286,725   1.7
 . Bonds              nment
6 United Mexican     Foreign     2019       6 1/4        3,040 USD  87,920,869  80,505,152   1.6
 . States             Bonds
7 GNMA               U.S.Gover  2022-2026   7 1/2       73,933 USD  75,487,162  76,257,732   1.5
 .                    nment
8 Netherlands        Foreign     2002       8 1/4       98,120 NLG  60,108,239  60,297,207   1.2
 . (Government of)    Bonds
9 Germany (Republic  Foreign     2003       7 1/8       86,480 DEM  58,893,504  59,174,899   1.2
 . of)                Bonds
1 France (Government Foreign     2007       5 1/2      276,656 FRF  55,114,690  55,467,828   1.1
0 of)                Bonds
 .
1 Netherlands        Foreign     2004       7 1/4       87,425 NLG  55,118,641  55,143,569   1.1
1 (Government of)    Bonds
 .
1 Brazil (Government Brady       2024       6 2/3       92,045 USD  48,093,513  53,386,100   1.1
2 of)                Bonds
 .
1 CRIMT Ser.98-C1,   CMO         2011       7           52,655 USD  51,116,487  51,552,536   1.0
3 Class A2
 .
1 GNMA               U.S.Gover  2025-2027   8           46,676 USD  48,438,396  48,523,769   1.0
4                    nment
 .
1 U.S. Treasury      U.S.Gover   2028       5 1/4       47,185 USD  47,446,716  48,305,644   1.0
5 Bonds              nment
 .
1 Household          Corporate   2003       6 1/5       46,355 USD  47,061,684  46,563,598   0.9
6 Netherlands N.V.   Bonds
 .
1 Peru (Government   Brady       2017       4           70,965 USD  46,920,278  44,530,538   0.9
7 of)                Bonds
 .
1 Bulgaria           Brady       2012       2 1/4        7,740 USD  50,886,956  44,118,000   0.9
8 (Government of)    Bonds
 .
1 United Kingdom     Foreign     2002       9 3/4       22,520 GBP  43,788,067  43,637,779   0.9
9 Treasury Bonds     Bond
 .
2 FNMA - Dwarf       U.S.Gover  2012-2013   6           40,860 USD  40,865,936  40,961,701   0.8
0                    nment
 .
2 Canada (Government Foreign     2007       7 1/4       45,085 CAD  34,446,319  34,209,220   0.7
1 of)                Bond
 .
2 FHLMC              U.S.Gover  2017-2028   7 1/2       27,352 USD  28,186,488  28,086,914   0.6
2                    nment
 .
2 Time Warner, Inc.  Corporate   2029       6 5/8       27,210 USD  26,954,103  27,685,087   0.6
3                    Bonds
 .
2 Raytheon Co.       Corporate   2018       6 2/5       27,850 USD  27,735,047  27,641,125   0.6
4                    Bonds
 .
2 RAST Ser. 98-A5,   CMO         2028       6 3/4       26,815 USD  26,706,176  26,991,086   0.5
5 Class A8
 .
2 Sprint Capital     Corporate   2003       5 5/7       26,925 USD  27,071,780  26,927,693   0.5
6 Corp.              Bonds
 .
2 Boeing Co.         Corporate   2038       6 5/8       26,500 USD  26,877,625  26,619,515   0.5
7                    Bonds
 .
2 Financing Corp.    CMO         2023       6 1/2       26,314 USD  24,541,961  25,919,700   0.5
8
 .
2 Global Crossing    Corporate   2008       9 5/8       22,095 USD  22,029,387  23,089,275   0.5

 .
3 FHS Ser. 177,      CMO         2026       0           27,254 USD  23,122,671  22,646,488   0.5
0 Princial Only
 .



V.   FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

     [Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]
     [Financial Highlights will appear in this section and, in the Japanese prospectus, at the beginning of such prospectus as summary of the prospectus.]


VI.  SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
     TRUST SECURITIES

1.   Transfer of the Shares
          The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box
     41203, Providence, RI 02940-1203, U. S. A.
          The Japanese investors who entrust the custody of their shares to Distributor or Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of shares.
2.   The Closing Period of the Shareholders' Book
          No provision is made.
3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.
4.   No special privilege is granted to Shareholders.
     The acquisition of Shares by any person may be restricted.


VII. REFERENCE INFORMATION

     The following documents in connection with the Fund were
     filed with Director of Kanto Local Finance Bureau of MOF.
         June 30, 1998:           Semi-annual Report (during the Fourth term)
                                  Amendment to Securities Registration Statement
          July 1, 1998:           Amendment to Semi-annual Report
          August 4, 1998:         Securities Registration Statement
          August 13, 1998:        Amendment to Securities Registration Statement
          December 1, 1998:       Amendment to Securities Registration Statement



                                                       [Final]









        AMENDMENT TO SECURITIES REGISTRATION STATEMENT
                          (NAV Sale)





















                PUTNAM DIVERSIFIED INCOME TRUST




        AMENDMENT TO SECURITIES REGISTRATION STATEMENT


To: Director of Kanto Local Finance Bureau
                              Filing Date of SRS:   February 5, 1999

Name of the Regist

Name and Official Title of Trustees:         George Putnam
                                             William F. Pounds
                                             John A. Hill
                                             Jameson A. Baxter
                                             Hans H. Estin
                                             Ronald J. Jackson
                                             Paul L. Joskow
                                             Elizabeth T. Kennan


                                             Robert E. Patterson
                                             Donald S. Perkins



                                             W. Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U.S.A.

Name and Title of Registration Agent:        Harume Nakano
                                             Attorney-at-Law
                                             Signature [Harume Nakano]_
                                                      (Seal)

                                             Ken Miura
                                             Attorney-at-Law
                                             Signature [Ken Miura]_____


Address or Place of Business            Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                                03-3580-3377


                            - ii -



           Public Offering or Sale for Registration

Name of the Fund Making Public          PUTNAM DIVERSIFIED INCOME TRUST
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of             Up to 1 billion Class M Shares
Foreign Investment Fund Securities       Up to the total amount obtained by
to be Publicly Offered or Sold:          agregating the respective net
                                         asset value per Class M Share in
                                         respect of 1 billion Class M Shares
                                         (The Maximum amount expected to be
                                         sold is 11.46 billion U.S.
                                         dollars (approximately yen1,326
                                         billion).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=yen115.70 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 1998.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M
     Share as of the end of December, 1998 (U.S.$ 11.46) by 1 billion Class M Shares for convenience.



    Places where a copy of this Amendment to the Securities
                         Registration
         Statement is available for Public Inspection


                        Not applicable.


    (Total number of pages of this Amendment to Securities
             Registration Statement in Japanese is
              2 including front and back pages.)


I.   REASON FOR FILING THIS AMENDMENT TO SECURITIES
     REGISTRATION STATEMENT:

     This statement amends and updates the relevant information of the Securities Registration Statement
     ("SRS") filed on August 4, 1998 due to the fact that the aforementioned Securities Report was filed today.
     The exchange rates used in this statement to translate the amended amounts of foreign currencies are different from those used before these amendments, as the latest exchange rates are used in this statement.

II. CONTENTS OF THE AMENDMENTS (the page numbers refer to those of the Japanese original)

PART II.  INFORMATION CONCERNING ISSUER
          (page 4 of the original Japanese SRS)

     The following matters in the original Japanese SRS are amended to have the same contents as those provided in the following items of the aforementioned Securities
     Report:

 Before amendment               After amendment
 [Original Japanese SRS]        [Aforementioned Annual
Securities Report]

I.   DESCRIPTION OF THE FUND     I.DESCRIPTION OF THE FUND (the
                                   aforementioned Japanese
                                   Annual Securities Report,
                                   from page 1 to page 27)

II.  OUTLINE OF THE FUND         II. OUTLINE OF THE TRUST
                                   (Ditto, from page 28 to
                                   page 58)

III. OUTLINE OF THE OTHER       III. OUTLINE OF THE OTHER
                                   RELATED COMPANIES
                                   RELATED COMPANIES (Ditto,
                                   from page 59 to page 60)

IV.  FINANCIAL CONDITIONS OF     IV.  FINANCIAL CONDITIONS OF THE FUND
     THE FUND                      (Ditto, from page 61 to page 183)

 V.   SUMMARY OF INFORMATION     VI. SUMMARY OF INFORMATION
      CONCERNING THE EXERCISE OF     CONCERNING THE EXERCISE OF
      RIGHTS BY HOLDERS OF FOREIGN   RIGHTS BY HOLDERS OF FOREIGN
      INVESTMENT FUND SECURITIES     INVESTMENT FUND SECURITIES
                                     (Ditto, page 209)

VI.  MISCELLANEOUS              VII. REFERENCE INFORMATION
                                    (Ditto, page 209)

        Note 1:     U.S.$ amount is translated into Japanese
        Yen at the rate of U.S.$1 = yen115.70, the mean of the exchange rate quotations at The Bank of Tokyo-
        Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 1998, for convenience.

        Note 2:     In this document, money amounts and
        percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

        Note 3:In this Report, "fiscal year" refers to a year from October 1 to September 30 of the following year.

PART III. SPECIAL INFORMATION
          (Ditto, page 231)
     II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT
     COMPANY of the Original SRS is ammended to to have the same contents as those provided in V. FINANCIAL
     CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the aforementioned Securities Report:








